      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004


                                                     REGISTRATION NOS. 333-87766
                                                                       811-05068

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 4


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 6


                                   ----------

                        FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
                                 (515) 225-5400
          (Address and Telephone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
     BOX)
     / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

     /X/ ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b)

     / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
     / / ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.

     IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
         PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED: NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

================================================================================

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                        NONPARTICIPATING FLEXIBLE PREMIUM
                         VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS

                                   May 1, 2004


Farm Bureau Life Insurance Company ("Farm Bureau," "we," "us," or "our") is offering a nonparticipating flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

     -    death proceeds upon the Insured's death, and
     - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century(R)
   VP Ultra(R) Fund

   VP Vista(SM) Fund

Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
Fidelity Variable Insurance Products Funds
   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP High Income Portfolio--Service Class 2
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
   Franklin Real Estate Fund--Class 2
   Franklin Small Cap Fund--Class 2
   Franklin Small Cap Value Securities Fund--Class 2
   Franklin U.S. Government Fund--Class 2
   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   NASDAQ-100 Index Portfolio
   Russell 2000 Small Cap Index
   Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


The T. Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount") is not available for investment (allocation of premium payments and transfers) under Policies issued on or after May 1, 2004. The MCG Subaccount will continue to be available for investment to a Policyowner whose Policy is issued on or before April 30, 2004 ("Existing Owner"). Existing Owners may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. Existing Owners may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.


PLEASE NOTE THAT THE POLICIES AND INVESTMENT OPTIONS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS AND ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED. WE DO NOT GUARANTEE THE AMOUNT AND/OR DURATION OF INSURANCE COVERAGE UNDER THE POLICY.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR FINANCIAL ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                           West Des Moines, Iowa 50266
                                 (800) 247-4170

TABLE OF CONTENTS


                                                                          PAGE
                                                                        --------
POLICY BENEFITS/RISKS SUMMARY                                                  3
     Policy Benefits                                                           3
     Policy Risks                                                              5
     Portfolio Risks                                                           6
     Fee Tables                                                                7
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT                   14
     Farm Bureau Life Insurance Company                                       14
     IMSA                                                                     14
     The Variable Account                                                     14
     Investment Options                                                       15
     Addition, Deletion or Substitution of Investments                        22
THE POLICY                                                                    22
     Purchasing the Policy                                                    22
     Premiums                                                                 23
     Examination of Policy (Cancellation Privilege)                           25
     Policy Lapse and Reinstatement                                           26
POLICY BENEFITS                                                               27
     Accumulated Value Benefits                                               27
     Transfers                                                                29
     Loan Benefits                                                            31
     Death Proceeds                                                           33
     Accelerated Payments of Death Proceeds                                   35
     Benefits at Maturity                                                     36
CHARGES AND DEDUCTIONS                                                        36
     Premium Expense Charge                                                   36
     Monthly Deduction                                                        36
     Transfer Charge                                                          38
     Partial Withdrawal Fee                                                   39
     Surrender Charge                                                         39
     Variable Account Charges                                                 39
THE DECLARED INTEREST OPTION                                                  40
     Transfers, Partial Withdrawals, Surrenders and Policy Loans              40
GENERAL PROVISIONS                                                            40
     Change of Provisions                                                     40
     Ownership                                                                41
     The Beneficiary                                                          41
     Change of Address                                                        41
DISTRIBUTION OF THE POLICIES                                                  41
FEDERAL TAX MATTERS                                                           42
     Introduction                                                             42
     Tax Status of the Policy                                                 42
     Tax Treatment of Policy Benefits                                         43
     Possible Tax Law Changes                                                 46
     Taxation of the Company                                                  46
ADDITIONAL INFORMATION                                                        46
     Voting Rights                                                            46
     Electronic Transactions                                                  46
     Postponement of Payments                                                 47
     Legal Proceedings                                                        47

                                                                          PAGE
                                                                        --------
FINANCIAL STATEMENTS                                                          48
STATEMENT OF ADDITIONAL INFORMATION                                           48
GLOSSARY                                                                     G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    SAI-TOC


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

   Your Policy is a nonparticipating flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

     - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

     - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

          - INCREASING DEATH BENEFIT OPTION is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy (referred to hereinafter as the "Corridor Death Benefit").

          - LEVEL DEATH BENEFIT OPTION is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.


     - ACCELERATED PAYMENT OF DEATH BENEFIT ENDORSEMENT: Under the accelerated payment of death benefit endorsement (the "Endorsement") which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Adding this Endorsement to a Policy or requesting an accelerated benefit payment under this Endorsement may have tax consequences.

     - DEATH BENEFIT GUARANTEE RIDER: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Net Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy) or the Net Surrender Value after the first three Policy Years is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

     - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

     - PARTIAL WITHDRAWALS: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value, subject to a minimum of $500 or 90% of the Net Surrender Value. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

     - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $10 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


     - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by
          Moody's Investors Services, Inc., as described under "POLICY BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 32. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX
          CONSEQUENCES.


PREMIUMS

     - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

     - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of:
          (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

     - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

     - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

     - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

     - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

   If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

   If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

   If your Net Accumulated Value during the first three Policy Years or your Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

TAX RISKS


   In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.


   Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

   SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

   The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

   Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). "See Risk of Lapse" above.

   Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

   A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

   A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

   We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

   Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


                                 PORTFOLIO RISKS

   A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund's prospectus. Please refer to each Fund's prospectus for more information.

   There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

     The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES

                                                                         AMOUNT DEDUCTED--
                                           WHEN CHARGE IS                MAXIMUM GUARANTEED                AMOUNT DEDUCTED--
CHARGE                                       DEDUCTED                         CHARGE*                       CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge             Upon receipt of each premium    7% of each premium payment      7% of each premium payment up to
                                   payment                                                         the Threshold Premium(1) for a
                                                                                                   Policy Year, then 2% of each
                                                                                                   premium payment over the
                                                                                                   Threshold Premium

Partial Withdrawal Fee             Upon partial withdrawal         2% of the Accumulated Value     2% of the Accumulated Value
                                                                   withdrawn, not to exceed $25    withdrawn, not to exceed $25

Surrender Charge(2)                Upon a full surrender of your
                                   Policy during the first six
                                   Policy Years, and for the
                                   first six Policy Years
                                   following an increase in
                                   Specified Amount to the extent
                                   of the increase

MINIMUM CHARGE(3)                                                  $3.18 per $1,000 of Specified   $3.18 per $1,000 of Specified
                                                                   Amount or Specified Amount      Amount or Specified Amount
                                                                   increase                        increase

MAXIMUM CHARGE(4)                                                  $34.49 per $1,000 of Specified  $34.49 per $1,000 of Specified
                                                                   Amount or Specified Amount      Amount or Specified Amount
                                                                   increase                        increase

CHARGE FOR MALE, ATTAINED AGE 30,                                  $6.29 per $1,000 of Specified   $6.29 per $1,000 of Specified
NON-TOBACCO IN FIRST POLICY YEAR                                   Amount or Specified Amount      Amount or Specified Amount
                                                                   increase                        increase

Transfer Charge                    Upon transfer                   First twelve transfers in a     First twelve transfers in a
                                                                   Policy Year are free, $25 for   Policy Year are free, $10 for
                                                                   each subsequent transfer        each subsequent transfer

Illustrative Report                Upon request for each           $25 per report                  $0 per report
                                   additional report

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Threshold Premium for a Policy is $284.74 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics:
Male, Attained Age 94, Tobacco or Preferred Tobacco. The Threshold Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco:
Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(4) The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

     The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

                                PERIODIC CHARGES
                (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                                         AMOUNT DEDUCTED--
                                           WHEN CHARGE IS                MAXIMUM GUARANTEED                AMOUNT DEDUCTED--
CHARGE                                       DEDUCTED                         CHARGE                        CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(5)        Monthly, on the Monthly
                                   Deduction Day

MINIMUM CHARGE(6)                                                  $0.05667 per $1,000 net amount  $0.02324 per $1,000 net amount
                                                                   at risk                         at risk
MAXIMUM CHARGE(7)                                                  $90.90909 per $1,000 net        $59.52444 per $1,000 net
                                                                   amount at risk                  amount at risk
CHARGE FOR MALE, ATTAINED                                          $0.12085 per $1,000 net amount  $0.07035 per $1,000 net amount
AGE 30, NON-TOBACCO                                                at risk                         at risk

Monthly Policy Expense Charge      Monthly, on the Monthly         $7                              $5
                                   Deduction Day

First-Year Monthly Policy          Monthly, on the Monthly         $7                              $5
Expense Charge                     Deduction Day for the first 12
                                   Policy Months

First-Year Monthly Per $1,000      Monthly, on the Monthly         $0.07 per $1,000 of Specified   $0.05 per $1,000 of Specified
Charge                             Deduction Day for the first     Amount or Specified Amount      Amount or Specified Amount
                                   12 Policy Months, and for the   increase, including the         increase, including the
                                   first 12 Policy Months          Universal Convertible Term      Universal Convertible Term Life
                                   following an increase in        Life Insurance Rider, if        Insurance Rider, if applicable
                                   Specified Amount to the extent  applicable
                                   of the increase

Mortality and Expense Risk         Daily                           Effective annual rate of 0.90%  Effective annual rate of 0.90%
Charge                                                             of the average daily net        of the average daily net assets
                                                                   assets of each Subaccount you   of each Subaccount you are
                                                                   are invested in                 invested in

Policy Loan Interest Spread(8)     On the Policy Anniversary or    N/A                             1.82% (effective annual rate)
                                   earlier, as applicable(9)

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                                         AMOUNT DEDUCTED--
                                           WHEN CHARGE IS                MAXIMUM GUARANTEED                AMOUNT DEDUCTED--
CHARGE(10)                                   DEDUCTED                         CHARGE                        CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
Universal Cost of Living           Monthly, on the Monthly
Increase Rider                     Deduction Day

MINIMUM CHARGE(11)                                                 $0.0034 per $1,000 of           $0.0018 per $1,000 of Specified
                                                                   Specified Amount                Amount
MAXIMUM CHARGE(12)                                                 $5.4545 per $1,000 of           $3.4643 per $1,000 of Specified
                                                                   Specified Amount                Amount
CHARGE FOR MALE, ATTAINED                                          $0.0073 per $1,000 of           $0.0041 per $1,000 of Specified
AGE 30, NON-TOBACCO                                                Specified Amount                Amount

                                                                         AMOUNT DEDUCTED--
                                           WHEN CHARGE IS                MAXIMUM GUARANTEED                AMOUNT DEDUCTED--
CHARGE(10)                                   DEDUCTED                         CHARGE                        CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
Universal Waiver of Charges        Monthly, on the Monthly
Rider(13)                          Deduction Day
MINIMUM CHARGE(14)                                                 4.6% of cost of insurance       4.6% of cost of insurance
                                                                   charge                          charge

MAXIMUM CHARGE(15)                                                 29.0% of cost of insurance      29.0% of cost of insurance
                                                                   charge                          charge
CHARGE FOR MALE, ATTAINED                                          4.8% of cost of insurance       4.8% of cost of insurance
AGE 30, NON-TOBACCO                                                charge                          charge

Universal Children's Term          Monthly, on the Monthly         $0.25 per $1,000 of rider       $0.25 per $1,000 of rider
Life Insurance Rider               Deduction Day                   coverage amount                 coverage amount

Universal Guaranteed Insurability  Monthly, on the Monthly
Option Rider                       Deduction Day
MINIMUM CHARGE(16)                                                 $0.01 per $1,000 of rider       $0.01 per $1,000 of rider
                                                                   coverage amount                 coverage amount
MAXIMUM CHARGE(17)                                                 $0.14 per $1,000 of rider       $0.14 per $1,000 of rider
                                                                   coverage amount                 coverage amount
CHARGE FOR MALE, ATTAINED                                          $0.01 per $1,000 of rider       $0.01 per $1,000 of rider
AGE 0, NON-TOBACCO                                                 coverage amount                 coverage amount

Universal Convertible Term         Monthly, on the Monthly
Life Insurance Rider               Deduction Day
MINIMUM CHARGE(18)                                                 $0.035 per $1,000 of rider      $0.035 per $1,000 of rider
                                                                   coverage amount                 coverage amount
MAXIMUM CHARGE(19)                                                 $6.7173 per $1,000 of rider     $1.2683 per $1,000 of rider
                                                                   coverage amount                 coverage amount
CHARGE FOR MALE, ATTAINED                                          $0.09833 per $1,000 of rider    $0.09833 per $1,000 of rider
AGE 30, NON-TOBACCO                                                coverage amount                 coverage amount

(5) The cost of insurance charge will vary based on the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Tobacco or Preferred Tobacco at Attained Age 94. The current charge is $16.91106 per $1,000 net amount at risk for a Male, Tobacco at Attained Age 94.)


(8) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is currently set at an effective interest rate of 5.82%, and is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the date is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is currently set at an effective annual rate of 4% and is guaranteed not to go below 4%. Currently, by company practice, the company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(9) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(10) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on the Insured's Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(11) The minimum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for current charge.

(12) The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The current charge is $0.9842 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(13) The cost of insurance charge on the Universal Waiver of Charges Rider also includes charges for all additional benefit riders attached to the Policy.

(14) The minimum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15) The maximum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(16) The minimum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(17) The maximum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(18) The minimum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics:
Female, Issue Age 18, Super Preferred Non-Tobacco. A less expensive 10-year term policy is also available.

(19) The maximum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics:
Male, Issue Age 55, Tobacco.

     The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2003. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(20)


                                                                                 MINIMUM  MAXIMUM
-------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                          0.34%    1.58%

Total Annual Investment Option Operating Expenses After Contractual Fee
Waiver or Reimbursement(21)                                                       0.34%    1.25%



(20) For certain Investment Options, certain expenses were reimbursed or fees waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:



                                                                                 MINIMUM  MAXIMUM
-------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                          0.28%    1.19%



(21) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will extend at least until December 31, 2004. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning below for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

     The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2003, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                     TOTAL EXPENSES
                                                        (BEFORE        TOTAL AMOUNT     TOTAL EXPENSES
                                                       CONTRACTUAL    OF CONTRACTUAL  (AFTER CONTRACTUAL
                       ADVISORY   OTHER     12b-1    FEE WAIVERS AND   FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION        FEE     EXPENSES    FEE     REIMBURSEMENTS)   REIMBURSEMENT    REIMBURSEMENTS)
--------------------------------------------------------------------------------------------------------
American Century
  VP Ultra(R) Fund       1.00%     0.01%     0.00%        1.01%            0.00%           1.01%(1)(2)

  VP Vista Fund          1.00%     0.00%     0.00%        1.00%            0.00%           1.00%(1)

                                                                             TOTAL EXPENSES
                                                                                 (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                                               CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                                             ADVISORY    OTHER      12b-1    FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION                              FEE      EXPENSES     FEE     REIMBURSEMENTS)    REIMBURSEMENT    REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus
   VIF Appreciation
   Portfolio--Initial
   Share Class                                 0.75%      0.05%     0.00%         0.80%             0.00%              0.80%

   VIF Developing
   Leaders Portfolio--
   Initial Share Class                         0.75%      0.07%     0.00%         0.82%             0.00%              0.82%

   VIF Disciplined
   Stock Portfolio--
   Initial Share Class                         0.75%      0.10%     0.00%         0.85%             0.00%              0.85%

   VIF Growth and
   Income Portfolio--
   Initial Share Class                         0.75%      0.07%     0.00%         0.82%             0.00%              0.82%

   VIF International
   Equity Portfolio--
   Initial Share Class                         0.75%      0.44%     0.00%         1.19%             0.00%              1.19%

   Dreyfus Socially
   Responsible Growth
   Fund, Inc.--Service
   Share Class                                 0.75%      0.09%     0.25%         1.09%             0.00%              1.09%

EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio                         0.20%      0.16%     0.00%         0.36%             0.00%              0.36%

   High Grade Bond
   Portfolio                                   0.30%      0.19%     0.00%         0.49%             0.00%              0.49%

   Managed Portfolio                           0.45%      0.17%     0.00%         0.62%             0.00%              0.62%
   Money Market
   Portfolio                                   0.25%      0.34%     0.00%         0.59%             0.00%              0.59%

   Strategic Yield
   Portfolio                                   0.45%      0.20%     0.00%         0.65%             0.00%              0.65%

   Value Growth
   Portfolio                                   0.45%      0.18%     0.00%         0.63%             0.00%              0.63%

Fidelity Variable Insurance Products Funds
   VIP Contrafund
   Portfolio--Initial
   Class                                       0.58%      0.09%     0.00%         0.67%             0.00%              0.67%(3)

   VIP Growth
   Portfolio--Initial
   Class                                       0.58%      0.09%     0.00%         0.67%             0.00%              0.67%(3)

   VIP Growth &
   Income Portfolio--
   Initial Class                               0.48%      0.11%     0.00%         0.59%             0.00%              0.59%

   VIP High Income
   Portfolio--Service
   Class 2                                     0.58%      0.12%     0.25%         0.95%             0.00%              0.95%

   VIP Index 500
   Portfolio--Initial
   Class                                       0.24%      0.10%     0.00%         0.34%             0.00%              0.34%(4)

   VIP Mid Cap
   Portfolio--Service
   Class 2                                     0.58%      0.12%     0.25%         0.95%             0.00%              0.95%(3)

   VIP Overseas
   Portfolio--Initial
   Class                                       0.73%      0.17%     0.00%         0.90%             0.00%              0.90%(3)

                                                                             TOTAL EXPENSES
                                                                                 (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                                               CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                                             ADVISORY    OTHER      12b-1    FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION                              FEE      EXPENSES     FEE     REIMBURSEMENTS)    REIMBURSEMENT    REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton
   Franklin Real Estate
   Fund--Class 2                               0.50%      0.03%     0.25%         0.78%             0.00%           0.78%(5)(6)

   Franklin Small Cap
   Fund--Class 2                               0.51%      0.29%     0.25%         1.05%             0.00%           1.05%(6)(7)

   Franklin Small Cap
   Value Securities
   Fund--Class 2                               0.57%      0.19%     0.25%         1.01%             0.00%           1.01%(6)(7)

   Franklin
   U.S. Government
   Fund--Class 2                               0.50%      0.03%     0.25%         0.78%             0.00%           0.78%(5)(6)

   Mutual Shares
   Securities Fund--
   Class 2                                     0.60%      0.20%     0.25%         1.05%             0.00%           1.05%(6)

   Templeton Growth
   Securities Fund--
   Class 2                                     0.81%      0.07%     0.25%         1.13%             0.00%           1.13%(5)(6)

J.P. Morgan Series Trust II
   JPMorgan Mid Cap
   Value Portfolio                             0.70%      0.88%     0.00%         1.58%             0.33%           1.25%(8)(9)

   JPMorgan Small
   Company Portfolio                           0.60%      0.55%     0.00%         1.15%             0.00%           1.15%

Summit Pinnacle Series
   NASDAQ-100 Index
   Portfolio                                   0.35%      0.56%     0.00%         0.91%             0.26%           0.65%(10)

   Russell 2000 Small
   Cap Index Portfolio                         0.35%      0.77%     0.00%         1.12%             0.37%           0.75%(10)

   S&P MidCap 400
   Index Portfolio                             0.30%      0.37%     0.00%         0.67%             0.07%           0.60%(10)

T. Rowe Price Equity Series, Inc.
   Equity Income
   Portfolio                                   0.85%      0.00%     0.00%         0.85%             0.00%           0.85%(11)

   Mid-Cap Growth
   Portfolio                                   0.85%      0.00%     0.00%         0.85%             0.00%           0.85%(11)

   New America
   Growth Portfolio                            0.85%      0.00%     0.00%         0.85%             0.00%           0.85%(11)

   Personal Strategy
   Balanced Portfolio                          0.90%      0.00%     0.00%         0.90%             0.02%           0.88%(11)(12)

T. Rowe Price International Series, Inc.
   International Stock
   Portfolio                                   1.05%      0.00%     0.00%         1.05%             0.00%           1.05%(11)


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.86%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.


(5) The Fund administration fee is paid indirectly through the management fee.

(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.


(7) For the Franklin Small Cap Fund and Franklin Small Cap Value Securities Fund, the manager had agreed in advance to make estimated reductions of 0.04% and 0.02%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.01% and 0.99%, respectively.

(8) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through April 30, 2005.

(9) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been 1.00%.

(10) The Fund's adviser has agreed to pay other expenses to the extent they exceed 0.30% of the NASDAQ-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.

(11) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(12) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The 0.88% reflects the 0.02% of average net asset expenses permanently waived.


FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

FARM BUREAU LIFE INSURANCE COMPANY


     Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2003, Iowa Farm Bureau Federation owned 55.42% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.


IMSA

     The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

     The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

     The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

     We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

INVESTMENT OPTIONS


     The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.


     The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

     The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
VP Ultra(R) Fund                   -   This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Vista(SM) Fund                  -   This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment
Fund: International Equity Portfolio.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment        -   This Portfolio primarily seeks long-term capital growth,
Fund: Appreciation Portfolio--         consistent with the preservation of capital; current income is a
Initial Share Class                    secondary investment objective. The Portfolio invests in common stocks focusing on blue chip companies with total market values of more than $5 billion at the time of purchase, including multi-national companies.

Dreyfus Variable Investment        -   This Portfolio seeks to maximize capital appreciation. To pursue
Fund: Developing Leaders               this goal, under normal circumstances, the Portfolio invests
Portfolio--Initial Share Class         primarily in small cap companies. Small cap companies are defined as those with total market values of less than $2 billion at the time of purchase. The Portfolio seeks companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus Variable Investment        -   This Portfolio seeks to provide investment returns (consists of
Fund: Disciplined Stock                capital appreciation and income) that are greater than the total
Portfolio--Initial Share Class         return of stocks, as represented by the Standard & Poor's 500
                                       Composite Stock Price Index. The Portfolio normally invests at least 80% of its assets in stocks chosen through a disciplined investment process to create a blended portfolio of growth and value stocks.

Dreyfus Variable Investment        -   This Portfolio seeks to provide long-term capital growth, current
Fund: Growth and Income                income and growth of income, consistent with reasonable
Portfolio--Initial Share Class         investment risk. To pursue this goal, the Portfolio invests in stocks, bonds and money market instruments of domestic and foreign issuers.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment        -   This Portfolio seeks capital growth. To pursue this goal, the
Fund: International Equity             Portfolio invests in growth stocks of foreign companies.
Portfolio--Initial Share Class         Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Socially Responsible       -   This Fund seeks to provide capital growth; current income is a
Growth Fund, Inc.--Service             secondary goal. This Fund normally invests at least 80% of its
Share Class                            assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
Blue Chip Portfolio                -   This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio          -   This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor's or Aaa,
                                       Aa or A by Moody's Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio                  -   This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt
                                       securities and preferred stocks of the type in which the High
                                       Grade Bond Portfolio may invest; and (iii) money market
                                       instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio             -   This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO
                                       IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT
                                       INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. THERE CAN BE NO
                                       ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE
                                       NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF
                                       LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY
                                       ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
Strategic Yield Portfolio          -   This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing
                                       securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The
                                       Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody's
                                       Investors Service, Inc. and/or BBB or lower by Standard & Poor's, or in unrated securities of comparable quality (i.e., junk bonds). AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN
                                       ORDINARY FINANCIAL RISK. (See the Fund prospectus "HIGHER RISK
                                       SECURITIES AND INVESTMENT STRATEGIES--Lower-Rated Debt
                                       Securities.")

Value Growth Portfolio             -   This Portfolio seeks long-term capital appreciation. The
                                       Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)         -   This Portfolio seeks long-term capital appreciation. The
Portfolio                              Portfolio normally invests primarily in common stocks. The
                                       Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio      -   This Portfolio seeks capital appreciation. The Portfolio invests in securities of companies the adviser believes have
                                       above-average growth potential.

Fidelity VIP Growth & Income       -   This Portfolio seeks high total return through a combination of
Portfolio                              current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income           -   This Portfolio seeks a high level of current income, while also
Portfolio                              considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt
                                       securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio   -   This Portfolio seeks to provide investment results that
                                       correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio     -   This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio    -   This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in foreign securities. The Portfolio may also invest in U.S.
                                       issuers.


FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund          -   This Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector. The Fund invests primarily in real estate investment trusts with generally medium to small market capitizations, and in companies that derive at least half of their assets or
                                       revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate.

Franklin Small Cap Fund            -   This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small cap companies are those with market capitalization values not exceeding:(i)$1.5 billion; or (ii)the highest market capitalization value in the
                                       Russell 2000(R) Index, whichever is greater, at the time of purchase.

Franklin Small Cap Value           -   This Fund seeks long-term total return. The Fund normally invests
Securities Fund                        at least 80% of its net assets in investments of small
                                       capitalization companies. For this Fund, small cap companies are those with market cap values not exceeding $2.5 billion at the time of purchase. The Fund invests in small companies that the
                                       Fund's manager believes are undervalued.

Franklin U.S. Government Fund      -   This Fund seeks income. The Fund normally invests at least 80%
                                       of its net assets in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund      -   This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests mainly in U.S. equity securities that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria, including undervalued stocks, merger/risk arbitrage securities and distressed companies.

Templeton Growth Securities        -   This Fund seeks long-term capital growth. The Fund normally
Fund                                   invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging
                                       markets.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio   -   This Portfolio seeks growth from capital appreciation by
                                       investing at least 80% of the value of its assets in a broad portfolio of common stocks of companies with market
                                       capitalizations of $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio   -   This Portfolio seeks to provide high total return by investing at least 80% of the value of its assets in small U.S. companies whose market capitalizations are equal to those within the universe of the S&P SmallCap 600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------
NASDAQ-100 Index Portfolio         -   This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                       between the total return of its net assets before expenses and the total return of the NASDAQ-100 Index.

Russell 2000 Small Cap Index       -   This Portfolio seeks investment results that correspond to the
Portfolio                              investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                       between the total return of its net assets before expenses and the total return of the Russell 2000 Index.

S&P MidCap 400 Index Portfolio     -   This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                       between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------
Equity Income Portfolio            -   This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in
                                       dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*          -   This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's
                                       Mid-Cap 400 Index or the Russell Mid-Cap Growth Index.

                                       *THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO IS NOT AVAILABLE AS
                                       AN INVESTMENT OPTION FOR POLICIES ISSUED ON OR AFTER MAY 1, 2004.

New America Growth Portfolio       -   This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today's "new America".

Personal Strategy Balanced         -   This Portfolio seeks the highest total return over time
Portfolio                              consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60%
                                       stocks, 30% bonds and 10% money market securities.


T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------
International Stock Portfolio      -   This Portfolio seeks to provide capital appreciation through investments primarily in established companies based outside the
                                       United States.


     We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

     If we deem it to be in the best interests of persons having voting rights under the Policies, we may

          - operate the Variable Account as a management company under the Investment Company Act of 1940,

          - deregister the Variable Account under that Act in the event such registration is no longer required, or,

          - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

     To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE POLICY

PURCHASING THE POLICY


     In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts. (We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,000 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).


     The effective date of insurance coverage under the Policy will be the latest of:

          -    the Policy Date,

          - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

          -    the date when we receive the full initial premium at our Home
               Office.

     The Policy Date will be the later of:

            (1) the date of the initial application, or

            (2) the date we receive any additional information at our Home
                Office if our underwriting rules require additional medical or other information.

     The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

PREMIUMS

     Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

     PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

     If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

     PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

     You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy) or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction
     (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

     DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

           (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

           (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

     Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

          FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

          In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

          However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

     The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

     UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

     Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

     PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

     NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")


     ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, if your Policy was issued on or after May 1, 2004, you may not allocate Net Premiums to the T. Rowe Price Mid-Cap Growth Subaccount. We will allocate Net Premiums to the Declared Interest Option if we receive them either:


           (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

           (2) before the end of 25 days after the Delivery Date.

     Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

     We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

     The following additional rules apply to Net Premium allocations:

          - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

          - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

          - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

     You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

     We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

          - the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

          -    any premium expense charges we deducted, plus

          - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

          -    amounts approximating the daily charges against the Variable
               Account.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

     A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

     To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

     REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home
     Office:

          - A written application for reinstatement signed by the Policyowner and the Insured;

          -    Evidence of insurability we deem satisfactory;

          - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

          - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

     State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

     The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

     While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

ACCUMULATED VALUE BENEFITS


     SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.


     A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     You may request a partial withdrawal from or surrender of your Policy via facsimile.

          - Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

          - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

          - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.


          - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.


          - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

          - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

               CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

          - We reserve the right to deny any transaction request made by facsimile.

     We may terminate this privilege at any time.


     SURRENDERS. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.


     PARTIAL WITHDRAWALS. You may obtain a portion of the Policy's Net Surrender Value as a partial withdrawal from the Policy.

          -    A partial withdrawal must be at least $500.

          - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

     We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

     We will allocate a partial withdrawal (together with the Partial Withdrawal
     Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

     Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

          - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

          - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

          - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

     If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy's Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

     If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

     NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

     On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

          - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

          - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

          - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

          - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

          - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

          - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

     The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

     UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

TRANSFERS

     The following features apply to transfers under the Policy:


          - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account. However, if your Policy was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

          - You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

               CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

          - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


          - We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.


          - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

          - We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See "CHARGES AND DEDUCTIONS--Transfer Charge.") The Company reserves the right to increase the transfer charge.

          - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

     DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

     In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

          -    The minimum amount of each transfer is $100.


          - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

          - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

          - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

          - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

          - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

          - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.


     ADDITIONAL LIMITATIONS ON TRANSFERS. Frequent, large or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Investment Options and the returns achieved by Policyowners. In particular, such transfers may dilute the value of the shares of the Investment Options, interfere with the efficient management of the Investment Options, and increase brokerage and administrative costs of the Investment Options. In order to try to protect Policyowners and the Investment Options from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large or short-term transfer activity among the Subaccounts of the Variable Account that may adversely affect other Policyowners or shareholders of the Investment Options.

     More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Policyowners within given periods of time, as well as the number of "round trip" transfers into and out of a Subaccount. For purposes of applying the parameters used to detect potential market timers, we may aggregate transfers made on the same Business Day under multiple policies owned by the same Policyowner. We do not include transfers made pursuant to the dollar cost averaging program in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We reserve the right to restrict or refuse investments by market timers. Policyowners will be notified via mail of any action taken.

     Policyowners seeking to engage in frequent, large or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operation systems and technological limitations. In addition, the terms of the Policy may also limit our ability to address this issue. Furthermore, the identification of a Policyowner determined to be engaged in transfer activity that may adversely affect the other Policyowners or Investment Option shareholders involve judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Policyowners without waiver or exception. In addition, because other insurance companies with different policies and procedures may invest in the Investment Options, we cannot guarantee that the Investment Options will not suffer harm from frequent, large or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

     In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.


LOAN BENEFITS

     POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

     During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

     ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

     We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

     LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 4%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

     For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

     Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

     POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

     REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

     For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

     So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

          - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

          - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

     To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

     DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement,
     then we will notify you      of the amount you must pay within 61 days to
     prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH
     BENEFIT GUARANTEE PREMIUMS.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when
     (a) is equal to or greater than (b) where:

           (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

           (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

     DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

     Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

           (1) the sum of the current Specified Amount and the Accumulated Value, or

           (2) the Corridor Death Benefit

     We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

     Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

          -    the current Specified Amount, or

          -    the Corridor Death Benefit

     Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

     Whether you choose the Increasing Death Benefit Option or the Level Death Benefit Option, you are always guaranteed a minimum death benefit that is equal to the Specified Amount.

     CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

     We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

     CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

     To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

ACCELERATED PAYMENTS OF DEATH PROCEEDS

     In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

     For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

     The accelerated death benefit is equal to the Policy's death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

BENEFITS AT MATURITY

     The Maturity Date is Attained Age 115 (Attained Age 95 in the state of
     Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

CHARGES AND DEDUCTIONS

     We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

     Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

     The premium expense charge is 7% of each premium up to the Threshold Premium and 2% of each premium over the Threshold Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

MONTHLY DEDUCTION

     We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

     We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

          -    the cost of insurance for the Policy; plus

          -    the cost of any optional insurance benefits added by rider; plus

          -    the monthly policy expense charge.

     During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

     COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

     NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to
     (a) divided by (b), minus (c), where:

           (a) is the Specified Amount;

           (b) is 1.0032737(1); and

           (c) is the Accumulated Value.

     We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

     We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

     COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

     The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

     tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

     We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

     ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

     MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

     FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly per unit charge is $0.05 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

     FIRST-YEAR MONTHLY POLICY EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $5 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month.

TRANSFER CHARGE

     The Company waives fees for the first twelve transfers during a Policy Year. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer.

          - We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

          - Once we issue a Policy, we will not increase this charge for the life of the Policy.

          - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

          -    The Company reserves the right to increase the transfer charge.

     Currently, there is no charge for changing the Net Premium allocation instructions.

PARTIAL WITHDRAWAL FEE

     Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

SURRENDER CHARGE

     We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

        ISSUE AGE             MALE, TOBACCO           FEMALE, TOBACCO          UNISEX, TOBACCO
     -----------------------------------------------------------------------------------------
           30                    $ 10.49                  $  6.84                  $  9.76
           50                    $ 26.80                  $ 15.49                  $ 24.41
           70                    $ 34.49                  $ 34.49                  $ 34.49

     The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

     Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

          -    terminally ill,
          -    under 65 years of age and totally disabled, or
          - stays in a qualified nursing care center for 90 consecutive days or more.

VARIABLE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

     The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

     FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

     INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

     ILLUSTRATIVE REPORT FEE. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

     COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

     You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

     The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

     Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS


     You may transfer amounts between the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount. Only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


     We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

CHANGE OF PROVISIONS

     We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

     Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

OWNERSHIP

     The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

     Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

THE BENEFICIARY

     The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

     Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

CHANGE OF ADDRESS

     We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC ("EquiTrust Marketing") for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with EquiTrust Marketing.

     EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. EquiTrust Marketing also receives annual compensation of $100 per registered representative for acting as principal underwriter.

     We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are: 110% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of Threshold Premiums in each Policy Year after the first Policy Year and 4% of premiums above that amount paid in the Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

     EquiTrust Marketing passes through all commissions it receives to its registered representatives and to selling firms, and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

     Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing's registered representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

     We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

     See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

     Under the Public Disclosure Program, NASD, Inc. ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.


FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements.
     There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

     In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.


     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.


     Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     In some circumstances where there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

           (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

           (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

           (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

           (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

     Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

     ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

     CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

     EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code.
     However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

     OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

     TAX SHELTER REGULATIONS. Prospective Policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury regulations applicable to corporate tax shelters.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

TAXATION OF THE COMPANY

     At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

VOTING RIGHTS

     To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

     The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

     The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

     Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.


ELECTRONIC TRANSACTIONS

     You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

     We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

POSTPONEMENT OF PAYMENTS

     The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

          - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

          - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

          - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

     We also may postpone transfers under these circumstances.

     Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

     If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

LEGAL PROCEEDINGS

     The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

     The Variable Account's statements of net assets as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

     The audited balance sheets of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.


     The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-800-247-4170, or write to us at 5400 University Avenue, West Des Moines, Iowa 50266.

     You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

     The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.


             Investment Company Act of 1940, File Number 811-05068

GLOSSARY

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.

CORRIDOR DEATH BENEFIT: The Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

     (a)  A certified copy of the death certificate;

     (b)  A certified copy of a court decree reciting a finding of death;

     (c)  the Beneficiary's statement of election;

     (d)  a copy of the Beneficiary's Form W-9; or

     (e)  Any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

MATURITY DATE: The Insured's Attained Age 115 (Attained Age 95 in the state of
Utah). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

THRESHOLD PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                                          PAGE
                                                                                                       ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                                           1
       Farm Bureau Life Insurance Company                                                                       1
       Safekeeping of the Variable Account's Assets                                                             1
       State Regulation of the Company                                                                          1
       Material Irreconcilable Conflicts                                                                        1
ADDITIONAL POLICY PROVISIONS                                                                                    2
       The Policy                                                                                               2
       Special Transfer Privilege                                                                               2
       Assignment                                                                                               2
       Changing the Policyowner or Beneficiary                                                                  2
       Incontestability                                                                                         2
       Misstatement of Age or Sex                                                                               3
       Suicide Exclusion                                                                                        3
       Continuance of Insurance                                                                                 3
       Annual Report                                                                                            3
       Policy Loans                                                                                             3
       Voting Rights                                                                                            4
       Nonparticipation                                                                                         4
       Ownership of Assets                                                                                      4
       Written Notice                                                                                           4
       Payment Options                                                                                          4
       Employment-Related Benefit Plans                                                                         5
ADDITIONAL INSURANCE BENEFITS                                                                                   6
       Accelerated Payments of Death Proceeds                                                                   7
FINANCIAL STATEMENTS                                                                                            7
THE DECLARED INTEREST OPTION                                                                                    8
       General Description                                                                                      8
       Declared Interest Option Accumulated Value                                                               8
CALCULATION OF VALUES                                                                                           9
       Accumulated Value                                                                                        9
       Unit Value                                                                                               9
PERFORMANCE DATA                                                                                               10
       Average Annual Total Return Calculations                                                                10
DISTRIBUTION OF THE POLICIES                                                                                   10
LEGAL MATTERS                                                                                                  11
EXPERTS                                                                                                        12
OTHER INFORMATION                                                                                              12
DEATH BENEFIT OPTIONS                                                                                  Appendix A
MAXIMUM SURRENDER CHARGES                                                                              Appendix B

                                   SAI-TOC

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION


                       FARM BUREAU LIFE INSURANCE COMPANY

                             5400 University Avenue
                           West Des Moines, Iowa 50266
                                 1-800-247-4170


                        FARM BUREAU LIFE VARIABLE ACCOUNT

                   NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE
                              LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the nonparticipating flexible premium variable life insurance policy (the "Policy") offered by Farm Bureau Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.


                                   May 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                                          PAGE
                                                                                                       ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                                           1
       Farm Bureau Life Insurance Company                                                                       1
       Safekeeping of the Variable Account's Assets                                                             1
       State Regulation of the Company                                                                          1
       Material Irreconcilable Conflicts                                                                        1
ADDITIONAL POLICY PROVISIONS                                                                                    2
       The Policy                                                                                               2
       Special Transfer Privilege                                                                               2
       Assignment                                                                                               2
       Changing the Policyowner or Beneficiary                                                                  2
       Incontestability                                                                                         2
       Misstatement of Age or Sex                                                                               3
       Suicide Exclusion                                                                                        3
       Continuance of Insurance                                                                                 3
       Annual Report                                                                                            3
       Policy Loans                                                                                             3
       Voting Rights                                                                                            4
       Nonparticipation                                                                                         4
       Ownership of Assets                                                                                      4
       Written Notice                                                                                           4
       Payment Options                                                                                          4
       Employment-Related Benefit Plans                                                                         5
ADDITIONAL INSURANCE BENEFITS                                                                                   6
       Accelerated Payments of Death Proceeds                                                                   7
FINANCIAL STATEMENTS                                                                                            8
THE DECLARED INTEREST OPTION                                                                                    8
       General Description                                                                                      8
       Declared Interest Option Accumulated Value                                                               8
CALCULATION OF VALUES                                                                                           9
       Accumulated Value                                                                                        9
       Unit Value                                                                                               9
PERFORMANCE DATA                                                                                               10
       Average Annual Total Return Calculations                                                                10
DISTRIBUTION OF THE POLICIES                                                                                   10
LEGAL MATTERS                                                                                                  11
EXPERTS                                                                                                        12
OTHER INFORMATION                                                                                              12
DEATH BENEFIT OPTIONS                                                                                  Appendix A
MAXIMUM SURRENDER CHARGES                                                                              Appendix B

GENERAL INFORMATION ABOUT THE COMPANY

FARM BUREAU LIFE INSURANCE COMPANY


     Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2003, Iowa Farm Bureau Federation owned 55.42% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.


     Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

     Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

STATE REGULATION OF THE COMPANY

     The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

MATERIAL IRRECONCILABLE CONFLICTS

     The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

THE POLICY

     We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

SPECIAL TRANSFER PRIVILEGE

     You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

ASSIGNMENT

     The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

CHANGING THE POLICYOWNER OR BENEFICIARY

     During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

INCONTESTABILITY

     The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

SUICIDE EXCLUSION

     If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

CONTINUANCE OF INSURANCE

     The insurance under a Policy will continue until the earlier of:

          - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

          - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

          -    the death of the Insured; or

          -    the Maturity Date.

     Any rider to a Policy will terminate on the date specified in the rider.

ANNUAL REPORT

     At least once each year, we will send an annual report to each Policyowner. The report will show

          -    the current death benefit,

          - the Accumulated Value in each Subaccount and in the Declared Interest Option,

          -    outstanding Policy Debt, and

          - premiums paid, partial withdrawals made and charges assessed since the last report.

     The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

POLICY LOANS

     Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN" in the Prospectus.)

     Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

VOTING RIGHTS

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

NONPARTICIPATION

     The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

OWNERSHIP OF ASSETS

     The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

WRITTEN NOTICE

     You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

PAYMENT OPTIONS

     We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

     You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

     If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

          (1)  the proceeds are less than $2,000;

          (2)  periodic payments would be less than $20; or

          (3) the payee is an assignee, estate, trustee, partnership, corporation or association.


     You may also choose a lump sum payment under a Living Tradition Account(TM) ("LTA"). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims paying ability of the Company. The LTA is part of our general account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA.


     Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

     If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

     Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured's death, on surrender or on the Maturity Date.

     OPTION A--PROCEEDS LEFT AT INTEREST. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

     OPTION B--PAYMENT FOR A DESIGNATED NUMBER OF YEARS. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION C--PAYMENT OF LIFE INCOME. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION D--PAYMENT OF A DESIGNATED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

     A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

EMPLOYMENT-RELATED BENEFIT PLANS

     The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional

     Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

          - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

          - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of:
               (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

          - Universal Convertible Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

          - Universal Children's Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

          - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

          - Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

     We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

ACCELERATED PAYMENTS OF DEATH PROCEEDS

     The accelerated death benefit endorsement (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.

     For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

     In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

     There are several other restrictions associated with the Endorsement. These are:

          (1) the Endorsement is not valid if the Policy is within five years of being matured,

          (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

          (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

          (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

          (5)  the Endorsement is not effective where:

               (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

               (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

     The Endorsement will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

     The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

FINANCIAL STATEMENTS


     This Statement of Additional Information contains the audited statement of assets and liabilities of the Variable Account as of December 31, 2003, the audited statements of operations, and changes in net assets for the periods disclosed in the financial statements. Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, serves as independent auditors for the Variable Account.

     The consolidated financial statements of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003, appearing herein, have been audited by Ernst and Young LLP, independent auditors.


     The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

GENERAL DESCRIPTION

     Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

     You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

DECLARED INTEREST OPTION ACCUMULATED VALUE

     Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

     The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

ACCUMULATED VALUE

     The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

          -    Accumulated Value will reflect a number of factors, including

               -    premiums paid,

               -    partial withdrawals,

               -    Policy Loans,

               -    charges assessed in connection with the Policy,

               - interest earned on the Accumulated Value in the Declared Interest Option, and

               - investment performance of the Subaccounts to which the Accumulated Value is allocated.

     As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

UNIT VALUE

     For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
     (a) by (b) where:

     (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

          (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

          (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

          (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

          (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

     (b) is the number of units outstanding at the end of the preceding Valuation Period.

     The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURN CALCULATIONS


     SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

          - A hypothetical $1,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

          - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

          -    The ending value is divided by the initial investment.


          - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

     INVESTMENT OPTION PERFORMANCE.Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.


DISTRIBUTION OF THE POLICIES


     EquiTrust Marketing Services, LLC ("EquiTrust Marketing") is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc.


     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.


     EquiTrust Marketing offers the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services.

     EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:



                                                                     AGGREGATE AMOUNT OF COMMISSION RETAINED
                               AGGREGATE AMOUNT OF COMMISSION      BY EQUITRUST MARKETING AFTER PAYMENTS TO ITS
         FISCAL YEAR            PAID TO EQUITRUST MARKETING*                 REGISTERED REPRESENTATIVES
         --------------------------------------------------------------------------------------------------------
         2002**                        $ 1,590,852                                    $ 0

         2003                          $ 3,239,799                                    $ 0



     * Includes sales compensation paid to registered representatives of EquiTrust Marketing.

     ** For the period August 23, 2002 (the date the Policy became effective) through December 31, 2002.

     EquiTrust Marketing passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses;
     and all other expenses of distributing the Policies. EquiTrust Marketing also receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.

     The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing's obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

EXPERTS


     Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

     The Variable Account's statements of assets and liabilities as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account, comprising the Ultra, Vista, Appreciation, Developing Leaders (formerly Dreyfus Small Cap), Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Small Cap Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Franklin Real Estate, Mid-Cap Value, Small Company, S&P MidCap 400 Index, NASDAQ 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2003, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2003, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Des Moines, Iowa
March 12, 2004

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2003

                                                     ULTRA            VISTA
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $      186,323   $      109,466

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $      186,323   $      109,466
                                                 ===============================

NET ASSETS
Accumulation units                               $      186,323   $      109,466
                                                 -------------------------------
Total net assets                                 $      186,323   $      109,466
                                                 ===============================
Investments in shares of mutual funds, at cost   $      164,837   $       90,656
Shares of mutual fund owned                           20,296.60         9,444.86
Accumulation units outstanding                        17,541.27         9,635.30
Accumulation unit value                          $        10.62   $        11.36

SEE ACCOMPANYING NOTES.

                                                                                                       DREYFUS
                                                                    DEVELOPING      DISCIPLINED        GROWTH &      INTERNATIONAL
                                                  APPRECIATION       LEADERS           STOCK            INCOME           EQUITY
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $      186,705   $      322,659   $       72,824   $      159,210   $       55,468

LIABILITIES                                                  --               --               --               --               --
                                                 ----------------------------------------------------------------------------------
Net assets                                       $      186,705   $      322,659   $       72,824   $      159,210   $       55,468
                                                 ==================================================================================

NET ASSETS
Accumulation units                               $      186,705   $      322,659   $       72,824   $      159,210   $       55,468
                                                 ----------------------------------------------------------------------------------
Total net assets                                 $      186,705   $      322,659   $       72,824   $      159,210   $       55,468
                                                 ==================================================================================
Investments in shares of mutual funds, at cost   $      172,305   $      274,897   $       64,792   $      139,801   $       45,619
Shares of mutual fund owned                            5,424.33         8,629.56         3,704.20         7,897.32         4,633.90
Accumulation units outstanding                        17,986.21        27,990.99         7,276.78        15,995.32         4,426.44
Accumulation unit value                          $        10.38   $        11.53   $        10.01   $         9.95   $        12.53

                                                    SOCIALLY
                                                   RESPONSIBLE
                                                     GROWTH         BLUE CHIP
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $       62,940   $   39,552,961

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $       62,940   $   39,552,961
                                                 ===============================

NET ASSETS
Accumulation units                               $       62,940   $   39,552,961
                                                 -------------------------------
Total net assets                                 $       62,940   $   39,552,961
                                                 ===============================
Investments in shares of mutual funds, at cost   $       57,122   $   38,231,103
Shares of mutual fund owned                            2,656.82     1,175,422.33
Accumulation units outstanding                         6,938.88     1,006,809.48
Accumulation unit value                          $         9.07   $        39.29

SEE ACCOMPANYING NOTES.

                                                   HIGH GRADE                           MONEY                             VALUE
                                                      BOND           MANAGED           MARKET       STRATEGIC YIELD      GROWTH
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314

LIABILITIES                                                  --               --               --               --               --
                                                 ----------------------------------------------------------------------------------
Net assets                                       $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314
                                                 ==================================================================================

NET ASSETS
Accumulation units                               $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314
                                                 ----------------------------------------------------------------------------------
Total net assets                                 $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314
                                                 ==================================================================================
Investments in shares of mutual funds, at cost   $    7,579,711   $   31,561,079   $    1,167,187   $   10,861,801   $   31,350,167
Shares of mutual fund owned                          755,044.64     2,612,401.65     1,167,187.34     1,140,256.79     2,850,196.80
Accumulation units outstanding                       299,383.18     1,107,975.07        75,040.81       337,605.37     1,442,851.54
Accumulation unit value                          $        26.28   $        34.73   $        15.55   $        30.84   $        23.23

                                                   CONTRAFUND         GROWTH
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $    7,339,575   $   11,031,180

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $    7,339,575   $   11,031,180
                                                 ===============================

NET ASSETS
Accumulation units                               $    7,339,575   $   11,031,180
                                                 -------------------------------
Total net assets                                 $    7,339,575   $   11,031,180
                                                 ===============================
Investments in shares of mutual funds, at cost   $    7,257,293   $   13,899,014
Shares of mutual fund owned                          317,318.43       355,385.95
Accumulation units outstanding                       699,030.84     1,351,833.92
Accumulation unit value                          $        10.50   $         8.16

SEE ACCOMPANYING NOTES.

                                                    FIDELITY
                                                    GROWTH &
                                                     INCOME        HIGH INCOME       INDEX 500         MID-CAP          OVERSEAS
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678

LIABILITIES                                                  --               --               --               --               --
                                                 ----------------------------------------------------------------------------------
Net assets                                       $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678
                                                 ==================================================================================

NET ASSETS
Accumulation units                               $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678
                                                 ----------------------------------------------------------------------------------
Total net assets                                 $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678
                                                 ==================================================================================
Investments in shares of mutual funds, at cost   $    4,041,287   $      121,447   $    8,775,723   $      407,686   $    2,778,447
Shares of mutual fund owned                          288,326.50        20,059.04        63,022.41        21,554.50       159,953.71
Accumulation units outstanding                       429,375.54        10,326.20       953,617.29        40,095.51       269,742.98
Accumulation unit value                          $         8.90   $        13.35   $         8.34   $        12.89   $         9.24

                                                                     FRANKLIN
                                                                     SMALL CAP
                                                    FRANKLIN           VALUE
                                                   SMALL CAP        SECURITIES
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $      191,408   $      171,743

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $      191,408   $      171,743
                                                 ===============================

NET ASSETS
Accumulation units                               $      191,408   $      171,743
                                                 -------------------------------
Total net assets                                 $      191,408   $      171,743
                                                 ===============================
Investments in shares of mutual funds, at cost   $      159,415   $      142,308
Shares of mutual fund owned                           10,981.52        13,555.05
Accumulation units outstanding                        17,905.19        11,864.81
Accumulation unit value                          $        10.69   $        14.47

SEE ACCOMPANYING NOTES.

                                                                      MUTUAL          TEMPLETON
                                                 FRANKLIN U.S.        SHARES           GROWTH
                                                   GOVERNMENT       SECURITIES       SECURITIES
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $      521,533   $      184,219   $      128,176

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $      521,533   $      184,219   $      128,176
                                                 ================================================

NET ASSETS
Accumulation units                               $      521,533   $      184,219   $      128,176
                                                 ------------------------------------------------
Total net assets                                 $      521,533   $      184,219   $      128,176
                                                 ================================================
Investments in shares of mutual funds, at cost   $      530,598   $      162,449   $      107,773
Shares of mutual fund owned                           39,872.58        12,371.96        11,454.53
Accumulation units outstanding                        47,673.11        16,239.57        10,965.81
Accumulation unit value                          $        10.94   $        11.34   $        11.69

                                                 FRANKLIN REAL       MID-CAP
                                                     ESTATE           VALUE        SMALL COMPANY
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $       80,182   $      324,833   $      130,750

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $       80,182   $      324,833   $      130,750
                                                 ================================================

NET ASSETS
Accumulation units                               $       80,182   $      324,833   $      130,750
                                                 ------------------------------------------------
Total net assets                                 $       80,182   $      324,833   $      130,750
                                                 ================================================
Investments in shares of mutual funds, at cost   $       75,317   $      265,457   $      110,684
Shares of mutual fund owned                            3,390.35        15,045.51         9,299.46
Accumulation units outstanding                         6,270.12        23,844.06        11,286.81
Accumulation unit value                          $        12.79   $        13.62   $        11.58

                                                      S&P
                                                   MIDCAP 400         NASDAQ
                                                     INDEX          100 INDEX
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $      478,989   $      440,893

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $      478,989   $      440,893
                                                 ===============================

NET ASSETS
Accumulation units                               $      478,989   $      440,893
                                                 -------------------------------
Total net assets                                 $      478,989   $      440,893
                                                 ===============================
Investments in shares of mutual funds, at cost   $      402,396   $      360,174
Shares of mutual fund owned                            9,102.79        21,278.64
Accumulation units outstanding                        38,025.55        35,404.00
Accumulation unit value                          $        12.60   $        12.45

SEE ACCOMPANYING NOTES.

                                                  RUSSELL 2000
                                                   SMALL CAP          EQUITY          MID-CAP
                                                     INDEX            INCOME           GROWTH
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $      394,390   $      576,819   $    6,411,011

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $      394,390   $      576,819   $    6,411,011
                                                 ================================================

NET ASSETS
Accumulation units                               $      394,390   $      576,819   $    6,411,011
                                                 ------------------------------------------------
Total net assets                                 $      394,390   $      576,819   $    6,411,011
                                                 ================================================
Investments in shares of mutual funds, at cost   $      319,308   $      499,181   $    5,638,719
Shares of mutual fund owned                            7,248.49        28,569.54       322,161.34
Accumulation units outstanding                        30,758.01        51,980.76       488,505.12
Accumulation unit value                          $        12.82   $        11.10   $        13.12

                                                                     PERSONAL
                                                  NEW AMERICA        STRATEGY      INTERNATIONAL
                                                     GROWTH          BALANCED          STOCK
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $    2,850,488   $    4,936,492   $    1,301,967

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $    2,850,488   $    4,936,492   $    1,301,967
                                                 ================================================

NET ASSETS
Accumulation units                               $    2,850,488   $    4,936,492   $    1,301,967
                                                 ------------------------------------------------
Total net assets                                 $    2,850,488   $    4,936,492   $    1,301,967
                                                 ================================================
Investments in shares of mutual funds, at cost   $    3,204,408   $    4,578,147   $    1,485,637
Shares of mutual fund owned                          162,420.98       306,044.14       109,042.49
Accumulation units outstanding                       361,395.10       420,019.27       157,063.76
Accumulation unit value                          $         7.89   $        11.75   $         8.29

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                            STATEMENTS OF OPERATIONS

                  YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED

                                                                    ULTRA             VISTA
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $           --    $           --
Expenses:
  Mortality and expense risk                                            (1,121)             (654)
                                                                --------------------------------
Net investment income (loss)                                            (1,121)             (654)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (1,973)             (279)
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                               (1,973)             (279)

Change in unrealized appreciation/depreciation of investments           31,536            27,082
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $       28,442    $       26,149
                                                                ================================

SEE ACCOMPANYING NOTES.

                                                                                    DEVELOPING        DISCIPLINED
                                                                 APPRECIATION        LEADERS            STOCK
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------------------------
Income:
  Dividends                                                     $        2,344    $           80    $          510
Expenses:
  Mortality and expense risk                                            (1,201)           (1,933)             (419)
                                                                --------------------------------------------------
Net investment income (loss)                                             1,143            (1,853)               91

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (2,388)           (1,200)           (1,052)
  Realized gain distributions                                               --                --                --
                                                                --------------------------------------------------
Total realized gain (loss) on investments                               (2,388)           (1,200)           (1,052)

Change in unrealized appreciation/depreciation of investments           28,523            65,398            11,343
                                                                --------------------------------------------------
Net increase (decrease) in net assets from operations           $       27,278    $       62,345    $       10,382
                                                                ==================================================

                                                                    DREYFUS
                                                                   GROWTH &        INTERNATIONAL
                                                                    INCOME            EQUITY
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $        1,027    $        1,907
Expenses:
  Mortality and expense risk                                            (1,045)             (301)
                                                                --------------------------------
Net investment income (loss)                                               (18)            1,606

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (3,464)             (736)
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                               (3,464)             (736)

Change in unrealized appreciation/depreciation of investments           32,322            12,517
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $       28,840    $       13,387
                                                                ================================

                                                                   SOCIALLY
                                                                  RESPONSIBLE          BLUE
                                                                    GROWTH             CHIP
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $            2    $      517,298
Expenses:
  Mortality and expense risk                                              (388)         (305,630)
                                                                --------------------------------
Net investment income (loss)                                              (386)          211,668

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (2,092)          431,990
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                               (2,092)          431,990

Change in unrealized appreciation/depreciation of investments           12,458         7,062,544
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $        9,980    $    7,706,202
                                                                ================================

SEE ACCOMPANYING NOTES.

                                                                  HIGH GRADE                             MONEY
                                                                     BOND            MANAGED            MARKET
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------------------------
Income:
  Dividends                                                     $      343,897    $      879,778    $        5,880
Expenses:
  Mortality and expense risk                                           (68,436)         (305,753)          (10,095)
                                                                --------------------------------------------------
Net investment income (loss)                                           275,461           574,025            (4,215)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           23,943           154,359                --
  Realized gain distributions                                           36,559                --                --
                                                                --------------------------------------------------
Total realized gain (loss) on investments                               60,502           154,359                --

Change in unrealized appreciation/depreciation of investments            1,483         6,135,406                --
                                                                --------------------------------------------------
Net increase (decrease) in net assets from operations           $      337,446    $    6,863,790    $       (4,215)
                                                                ==================================================

                                                                   STRATEGIC           VALUE
                                                                     YIELD            GROWTH
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $      694,334    $      399,606
Expenses:
  Mortality and expense risk                                           (88,131)         (254,460)
                                                                --------------------------------
Net investment income (loss)                                           606,203           145,146

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                          (75,099)         (292,044)
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                              (75,099)         (292,044)

Change in unrealized appreciation/depreciation of investments          498,209         7,790,967
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $    1,029,313    $    7,644,069
                                                                ================================

                                                                       CONTRAFUND          GROWTH
                                                                       SUBACCOUNT        SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $        26,548    $        22,176
Expenses:
   Mortality and expense risk                                               (54,367)           (79,897)
                                                                    ----------------------------------
Net investment income (loss)                                                (27,819)           (57,721)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                              (82,951)          (356,983)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                   (82,951)          (356,983)

Change in unrealized appreciation/depreciation of investments             1,643,945          2,925,851
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $     1,533,175    $     2,511,147
                                                                    ==================================

SEE ACCOMPANYING NOTES.

                                                                        FIDELITY
                                                                        GROWTH &
                                                                         INCOME          HIGH INCOME        INDEX 500
                                                                       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $        37,001    $         4,270    $        89,653
Expenses:
   Mortality and expense risk                                               (29,321)              (776)           (58,160)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                  7,680              3,494             31,493

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                              (78,740)               (33)          (102,819)
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                   (78,740)               (33)          (102,819)

Change in unrealized appreciation/depreciation of investments               743,725             15,288          1,700,117
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $       672,665    $        18,749    $     1,628,791
                                                                    =====================================================

                                                                        MID-CAP            OVERSEAS
                                                                       SUBACCOUNT         SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $           710    $        14,453
Expenses:
   Mortality and expense risk                                                (3,005)           (16,862)
                                                                    ----------------------------------
Net investment income (loss)                                                 (2,295)            (2,409)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                 (327)          (108,579)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                      (327)          (108,579)

Change in unrealized appreciation/depreciation of investments               123,131            830,738
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $       120,509    $       719,750
                                                                    ==================================

                                                                                         FRANKLIN
                                                                                         SMALL CAP
                                                                       FRANKLIN            VALUE
                                                                       SMALL CAP         SECURITIES
                                                                       SUBACCOUNT        SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $            --    $           224
Expenses:
   Mortality and expense risk                                                (1,070)            (1,016)
                                                                    ----------------------------------
Net investment income (loss)                                                 (1,070)              (792)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                               (2,487)              (636)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                    (2,487)              (636)

Change in unrealized appreciation/depreciation of investments                42,864             36,746
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $        39,307    $        35,318
                                                                    ==================================

(1) Period from May 1, 2003 (date operations commenced) through December 31,
    2003.

SEE ACCOMPANYING NOTES.

                                                                      FRANKLIN              MUTUAL           TEMPLETON
                                                                        U.S.                SHARES             GROWTH
                                                                     GOVERNMENT           SECURITIES         SECURITIES
                                                                     SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $        23,248    $         1,298    $         1,278
Expenses:
   Mortality and expense risk                                                (3,785)            (1,185)              (728)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                 19,463                113                550

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                 (230)            (1,554)            (3,388)
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                      (230)            (1,554)            (3,388)

Change in unrealized appreciation/depreciation of investments               (14,319)            32,148             28,645
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $         4,914    $        30,707    $        25,807
                                                                    =====================================================

                                                                       FRANKLIN            MID-CAP            SMALL
                                                                     REAL ESTATE           VALUE             COMPANY
                                                                     SUBACCOUNT(1)       SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $            43    $           711    $            --
Expenses:
   Mortality and expense risk                                                  (154)            (1,969)              (742)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                   (111)            (1,258)              (742)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                  897              1,307               (788)
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                       897              1,307               (788)

Change in unrealized appreciation/depreciation of investments                 4,865             58,882             28,940
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $         5,651    $        58,931    $        27,410
                                                                    =====================================================

                                                                         S&P
                                                                      MIDCAP 400         NASDAQ 100
                                                                        INDEX              INDEX
                                                                      SUBACCOUNT         SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $         1,485    $            --
Expenses:
   Mortality and expense risk                                                (2,782)            (2,532)
                                                                    ----------------------------------
Net investment income (loss)                                                 (1,297)            (2,532)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                  (64)            (5,913)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                       (64)            (5,913)

Change in unrealized appreciation/depreciation of investments                99,768            114,941
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $        98,407    $       106,496
                                                                    ==================================

SEE ACCOMPANYING NOTES.

                                                                     RUSSELL 2000
                                                                       SMALL CAP            EQUITY            MID-CAP
                                                                        INDEX               INCOME            GROWTH
                                                                      SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $         1,321    $         7,209    $            --
Expenses:
   Mortality and expense risk                                                (2,215)            (3,627)           (46,419)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                   (894)             3,582            (46,419)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                 (497)            (1,687)            21,820
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                      (497)            (1,687)            21,820

Change in unrealized appreciation/depreciation of investments                97,826             97,515          1,694,401
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $        96,435    $        99,410    $     1,669,802
                                                                    =====================================================

                                                                         NEW               PERSONAL
                                                                       AMERICA             STRATEGY        INTERNATIONAL
                                                                       GROWTH              BALANCED           STOCK
                                                                      SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $            --    $        93,481    $        13,976
Expenses:
   Mortality and expense risk                                               (20,520)           (37,088)            (9,130)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                (20,520)            56,393              4,846

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                              (78,673)           (22,398)           (55,105)
   Realized gain distributions                                                   --              3,028              1,075
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                   (78,673)           (19,370)           (54,030)

Change in unrealized appreciation/depreciation of investments               782,598            875,735            335,368
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $       683,405    $       912,758    $       286,184
                                                                    =====================================================

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          ULTRA SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     (1,121)   $       (296)
   Net realized gain (loss) on investments                                (1,973)           (437)
   Change in unrealized appreciation/depreciation of investments          31,536         (10,658)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                     28,442         (11,391)

Contract transactions:
   Transfers of net premiums                                              63,465          51,208
   Transfers of surrenders and death benefits                             (2,942)           (248)
   Transfers of policy loans                                              (1,623)           (881)
   Transfers of cost of insurance and other charges                      (18,887)        (12,399)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       37,544          39,195
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions          77,557          76,875
                                                                    ----------------------------
Total increase (decrease) in net assets                                  105,999          65,484
Net assets at beginning of period                                         80,324          14,840
                                                                    ----------------------------

Net assets at end of period                                         $    186,323    $     80,324
                                                                    ============================

SEE ACCOMPANYING NOTES.

                                                                          VISTA SUBACCOUNT            APPRECIATION SUBACCOUNT
                                                                    ------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                        2003            2002            2003            2002
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       (654)   $       (337)   $      1,143    $        606
   Net realized gain (loss) on investments                                  (279)           (230)         (2,388)           (749)
   Change in unrealized appreciation/depreciation of investments          27,082          (8,817)         28,523         (14,225)
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from operations                     26,149          (9,384)         27,278         (14,368)

Contract transactions:
   Transfers of net premiums                                              36,530          32,354          43,064          42,792
   Transfers of surrenders and death benefits                             (6,889)            (83)         (1,042)           (296)
   Transfers of policy loans                                                (567)              -          (4,655)           (857)
   Transfers of cost of insurance and other charges                      (12,776)         (9,609)        (15,936)        (10,280)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       16,686          17,620          35,588          59,962
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from contract transactions          32,984          40,282          57,019          91,321
                                                                    ------------------------------------------------------------
Total increase (decrease) in net assets                                   59,133          30,898          84,297          76,593
Net assets at beginning of period                                         50,333          19,435         102,408          25,455
                                                                    ------------------------------------------------------------

Net assets at end of period                                         $    109,466    $     50,333    $    186,705    $    102,408
                                                                    ============================================================

                                                                         DEVELOPING LEADERS
                                                                             SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     (1,853)   $       (688)
   Net realized gain (loss) on investments                                (1,200)         (2,008)
   Change in unrealized appreciation/depreciation of investments          65,398         (17,618)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                     62,345         (20,314)

Contract transactions:
   Transfers of net premiums                                             118,484          88,158
   Transfers of surrenders and death benefits                             (4,107)         (6,346)
   Transfers of policy loans                                              (7,190)           (257)
   Transfers of cost of insurance and other charges                      (37,884)        (19,956)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       45,915          91,488
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions         115,218         153,087
                                                                    ----------------------------
Total increase (decrease) in net assets                                  177,563         132,773
Net assets at beginning of period                                        145,096          12,323
                                                                    ----------------------------

Net assets at end of period                                         $    322,659    $    145,096
                                                                    ============================

                                                                          DISCIPLINED STOCK
                                                                             SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $         91    $         66
   Net realized gain (loss) on investments                                (1,052)           (574)
   Change in unrealized appreciation/depreciation of investments          11,343          (3,422)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                     10,382          (3,930)

Contract transactions:
   Transfers of net premiums                                              27,831          12,756
   Transfers of surrenders and death benefits                             (1,256)            (10)
   Transfers of policy loans                                                (939)            (94)
   Transfers of cost of insurance and other charges                       (8,677)         (4,824)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       17,690          17,538
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions          34,649          25,366
                                                                    ----------------------------
Total increase (decrease) in net assets                                   45,031          21,436
Net assets at beginning of period                                         27,793           6,357
                                                                    ----------------------------

Net assets at end of period                                         $     72,824    $     27,793
                                                                    ============================

SEE ACCOMPANYING NOTES.

                                                                      DREYFUS GROWTH & INCOME           INTERNATIONAL EQUITY
                                                                            SUBACCOUNT                      SUBACCOUNT
                                                                    ------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                        2003            2002            2003            2002
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $        (18)   $        (52)   $      1,606    $        507
   Net realized gain (loss) on investments                                (3,464)         (1,188)           (736)           (388)
   Change in unrealized appreciation/depreciation of investments          32,322         (13,053)         12,517          (2,789)
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from operations                     28,840         (14,293)         13,387          (2,670)

Contract transactions:
   Transfers of net premiums                                              63,192          69,217          26,674          13,374
   Transfers of surrenders and death benefits                             (7,640)         (1,102)         (2,208)           (180)
   Transfers of policy loans                                              (3,914)         (1,670)           (787)         (1,275)
   Transfers of cost of insurance and other charges                      (22,048)        (17,231)         (8,029)         (5,268)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       15,064          38,987           4,838          14,378
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from contract transactions          44,654          88,201          20,488          21,029
                                                                    ------------------------------------------------------------
Total increase (decrease) in net assets                                   73,494          73,908          33,875          18,359
Net assets at beginning of period                                         85,716          11,808          21,593           3,234
                                                                    ------------------------------------------------------------

Net assets at end of period                                         $    159,210    $     85,716    $     55,468    $     21,593
                                                                    ============================================================

                                                                        SOCIALLY RESPONSIBLE
                                                                          GROWTH SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       (386)   $       (201)
   Net realized gain (loss) on investments                                (2,092)         (1,184)
   Change in unrealized appreciation/depreciation of investments          12,458          (6,593)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                      9,980          (7,978)

Contract transactions:
   Transfers of net premiums                                              21,568          14,792
   Transfers of surrenders and death benefits                               (840)           (524)
   Transfers of policy loans                                                (115)           (377)
   Transfers of cost of insurance and other charges                       (7,354)         (6,563)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        4,747          24,756
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions          18,006          32,084
                                                                    ----------------------------
Total increase (decrease) in net assets                                   27,986          24,106
Net assets at beginning of period                                         34,954          10,848
                                                                    ----------------------------

Net assets at end of period                                         $     62,940    $     34,954
                                                                    ============================

                                                                       BLUE CHIP SUBACCOUNT
                                                                   -----------------------------
                                                                      YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                   -----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                    $     211,668   $     235,204
   Net realized gain (loss) on investments                               431,990         452,000
   Change in unrealized appreciation/depreciation of investments       7,062,544      (8,061,435)
                                                                   -----------------------------
Net increase (decrease) in net assets from operations                  7,706,202      (7,374,231)

Contract transactions:
   Transfers of net premiums                                           6,825,397       7,408,324
   Transfers of surrenders and death benefits                         (1,473,539)     (1,045,870)
   Transfers of policy loans                                            (466,823)       (529,314)
   Transfers of cost of insurance and other charges                   (3,415,378)     (3,529,195)
   Transfers between subaccounts, including Declared Interest
     Option account                                                     (399,745)       (570,783)
                                                                   -----------------------------
Net increase (decrease) in net assets from contract transactions       1,069,912       1,733,162
                                                                   -----------------------------
Total increase (decrease) in net assets                                8,776,114      (5,641,069)
Net assets at beginning of period                                     30,776,847      36,417,916
                                                                   -----------------------------

Net assets at end of period                                        $  39,552,961   $  30,776,847
                                                                   =============================

SEE ACCOMPANYING NOTES.

                                                                    HIGH GRADE BOND SUBACCOUNT          MANAGED SUBACCOUNT
                                                                   -------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                       2003            2002            2003            2002
                                                                   -------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                    $     275,461   $     273,551   $     574,025   $     803,729
   Net realized gain (loss) on investments                                60,502          18,835         154,359          64,693
   Change in unrealized appreciation/depreciation of investments           1,483         193,201       6,135,406      (1,764,625)
                                                                   -------------------------------------------------------------
Net increase (decrease) in net assets from operations                    337,446         485,587       6,863,790        (896,203)

Contract transactions:
   Transfers of net premiums                                           1,155,394       1,111,867       4,232,749       4,459,230
   Transfers of surrenders and death benefits                           (281,765)       (242,661)     (1,272,277)       (987,144)
   Transfers of policy loans                                             (90,772)        (50,383)       (314,531)       (408,653)
   Transfers of cost of insurance and other charges                     (707,590)       (655,018)     (3,008,532)     (3,026,001)
   Transfers between subaccounts, including Declared Interest
     Option account                                                      191,369         288,441         (32,835)         42,448
                                                                   -------------------------------------------------------------
Net increase (decrease) in net assets from contract transactions         266,636         452,246        (395,426)         79,880
                                                                   -------------------------------------------------------------
Total increase (decrease) in net assets                                  604,082         937,833       6,468,364        (816,323)
Net assets at beginning of period                                      7,263,483       6,325,650      32,012,312      32,828,635
                                                                   -------------------------------------------------------------

Net assets at end of period                                        $   7,867,565   $   7,263,483   $  38,480,676   $  32,012,312
                                                                   =============================================================

                                                                      MONEY MARKET SUBACCOUNT
                                                                   -----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                       2003            2002
                                                                   -----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                    $      (4,215)  $       3,258
   Net realized gain (loss) on investments                                    --              --
   Change in unrealized appreciation/depreciation of investments              --              --
                                                                   -----------------------------
Net increase (decrease) in net assets from operations                     (4,215)          3,258

Contract transactions:
   Transfers of net premiums                                             376,491         459,317
   Transfers of surrenders and death benefits                            (66,337)        (27,025)
   Transfers of policy loans                                             (18,230)        (69,207)
   Transfers of cost of insurance and other charges                     (145,374)       (174,055)
   Transfers between subaccounts, including Declared Interest
     Option account                                                     (195,195)        (90,450)
                                                                   -----------------------------
Net increase (decrease) in net assets from contract transactions         (48,645)         98,580
                                                                   -----------------------------
Total increase (decrease) in net assets                                  (52,860)        101,838
Net assets at beginning of period                                      1,220,047       1,118,209
                                                                   -----------------------------

Net assets at end of period                                        $   1,167,187   $   1,220,047
                                                                   =============================

                                                                                   STRATEGIC YIELD SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       606,203    $       561,392
   Net realized gain (loss) on investments                                             (75,099)           (61,503)
   Change in unrealized appreciation/depreciation of investments                       498,209            (93,965)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,029,313            405,924

Contract transactions:
   Transfers of net premiums                                                         1,327,128          1,409,109
   Transfers of surrenders and death benefits                                         (310,330)          (295,203)
   Transfers of policy loans                                                           (98,237)          (114,106)
   Transfers of cost of insurance and other charges                                   (900,345)          (881,119)
   Transfers between subaccounts, including Declared Interest Option account           (59,307)            33,606
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       (41,091)           152,287
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                988,222            558,211
Net assets at beginning of period                                                    9,422,323          8,864,112
                                                                               ----------------------------------

Net assets at end of period                                                    $    10,410,545    $     9,422,323
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                    VALUE GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       145,146    $       267,967
   Net realized gain (loss) on investments                                            (292,044)          (276,741)
   Change in unrealized appreciation/depreciation of investments                     7,790,967         (3,233,400)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                7,644,069         (3,242,174)

Contract transactions:
   Transfers of net premiums                                                         4,284,752          4,586,553
   Transfers of surrenders and death benefits                                         (991,057)          (837,216)
   Transfers of policy loans                                                          (313,395)          (339,773)
   Transfers of cost of insurance and other charges                                 (2,660,278)        (2,677,745)
   Transfers between subaccounts, including Declared Interest Option account          (256,378)          (165,232)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        63,644            566,587
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              7,707,713          2,675,587
Net assets at beginning of period                                                   25,810,601         28,486,188
                                                                               ----------------------------------

Net assets at end of period                                                    $    33,518,314    $    25,810,601
                                                                               ==================================

                                                                                      CONTRAFUND SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (27,819)   $        (5,062)
   Net realized gain (loss) on investments                                             (82,951)           (81,446)
   Change in unrealized appreciation/depreciation of investments                     1,643,945           (486,117)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,533,175           (573,165)

Contract transactions:
   Transfers of net premiums                                                         1,595,910          1,749,504
   Transfers of surrenders and death benefits                                         (225,861)          (214,329)
   Transfers of policy loans                                                          (126,807)          (111,092)
   Transfers of cost of insurance and other charges                                   (719,396)          (738,363)
   Transfers between subaccounts, including Declared Interest Option account             1,237            (69,125)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       525,083            616,595
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              2,058,258             43,430
Net assets at beginning of period                                                    5,281,317          5,237,887
                                                                               ----------------------------------

Net assets at end of period                                                    $     7,339,575    $     5,281,317
                                                                               ==================================

                                                                                      GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (57,721)   $       (51,980)
   Net realized gain (loss) on investments                                            (356,983)          (188,703)
   Change in unrealized appreciation/depreciation of investments                     2,925,851         (2,659,269)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                2,511,147         (2,899,952)

Contract transactions:
   Transfers of net premiums                                                         2,848,518          3,157,659
   Transfers of surrenders and death benefits                                         (349,213)          (279,518)
   Transfers of policy loans                                                          (151,048)          (121,386)
   Transfers of cost of insurance and other charges                                 (1,105,433)        (1,140,925)
   Transfers between subaccounts, including Declared Interest Option account           (57,457)           (67,039)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                     1,185,367          1,548,791
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              3,696,514         (1,351,161)
Net assets at beginning of period                                                    7,334,666          8,685,827
                                                                               ----------------------------------

Net assets at end of period                                                    $    11,031,180    $     7,334,666
                                                                               ==================================

                                                                                    FIDELITY GROWTH & INCOME
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         7,680    $        11,620
   Net realized gain (loss) on investments                                             (78,740)           (57,148)
   Change in unrealized appreciation/depreciation of investments                       743,725           (503,141)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  672,665           (548,669)

Contract transactions:
   Transfers of net premiums                                                           894,639            920,920
   Transfers of surrenders and death benefits                                         (164,678)          (124,730)
   Transfers of policy loans                                                           (50,201)           (51,276)
   Transfers of cost of insurance and other charges                                   (395,533)          (401,369)
   Transfers between subaccounts, including Declared Interest Option account            21,240             30,237
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       305,467            373,782
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                978,132           (174,887)
Net assets at beginning of period                                                    2,845,077          3,019,964
                                                                               ----------------------------------

Net assets at end of period                                                    $     3,823,209    $     2,845,077
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                     HIGH INCOME SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         3,494    $         1,377
   Net realized gain (loss) on investments                                                 (33)              (536)
   Change in unrealized appreciation/depreciation of investments                        15,288              1,014
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   18,749              1,855

Contract transactions:
   Transfers of net premiums                                                            70,685             28,861
   Transfers of surrenders and death benefits                                           (3,585)            (1,081)
   Transfers of policy loans                                                            (3,921)              (600)
   Transfers of cost of insurance and other charges                                    (20,888)           (10,178)
   Transfers between subaccounts, including Declared Interest Option account            28,625             23,206
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        70,916             40,208
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 89,665             42,063
Net assets at beginning of period                                                       48,141              6,078
                                                                               ----------------------------------

Net assets at end of period                                                    $       137,806    $        48,141
                                                                               ==================================

                                                                                      INDEX 500 SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        31,493    $        19,991
   Net realized gain (loss) on investments                                            (102,819)           (77,430)
   Change in unrealized appreciation/depreciation of investments                     1,700,117         (1,443,417)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,628,791         (1,500,856)

Contract transactions:
   Transfers of net premiums                                                         1,926,711          2,033,502
   Transfers of surrenders and death benefits                                         (246,764)          (313,906)
   Transfers of policy loans                                                          (101,491)          (101,118)
   Transfers of cost of insurance and other charges                                   (800,592)          (811,328)
   Transfers between subaccounts, including Declared Interest Option account            15,552             99,831
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       793,416            906,981
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              2,422,207           (593,875)
Net assets at beginning of period                                                    5,526,810          6,120,685
                                                                               ----------------------------------

Net assets at end of period                                                    $     7,949,017    $     5,526,810
                                                                               ==================================

                                                                                       MID-CAP SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (2,295)   $          (812)
   Net realized gain (loss) on investments                                                (327)               (82)
   Change in unrealized appreciation/depreciation of investments                       123,131            (15,004)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  120,509            (15,898)

Contract transactions:
   Transfers of net premiums                                                           189,531            122,414
   Transfers of surrenders and death benefits                                           (8,559)            (1,620)
   Transfers of policy loans                                                            (6,899)            (2,205)
   Transfers of cost of insurance and other charges                                    (58,832)           (38,893)
   Transfers between subaccounts, including Declared Interest Option account            54,691            137,842
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       169,932            217,538
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                290,441            201,640
Net assets at beginning of period                                                      226,220             24,580
                                                                               ----------------------------------

Net assets at end of period                                                    $       516,661    $       226,220
                                                                               ==================================

                                                                                      OVERSEAS SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (2,409)   $        (2,478)
   Net realized gain (loss) on investments                                            (108,579)          (117,386)
   Change in unrealized appreciation/depreciation of investments                       830,738           (269,574)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  719,750           (389,438)

Contract transactions:
   Transfers of net premiums                                                           545,524            622,903
   Transfers of surrenders and death benefits                                          (58,836)           (70,685)
   Transfers of policy loans                                                           (38,981)           (27,230)
   Transfers of cost of insurance and other charges                                   (215,784)          (223,500)
   Transfers between subaccounts, including Declared Interest Option account           (20,329)           (42,031)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       211,594            259,457
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                931,344           (129,981)
Net assets at beginning of period                                                    1,562,334          1,692,315
                                                                               ----------------------------------

Net assets at end of period                                                    $     2,493,678    $     1,562,334
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                  FRANKLIN SMALL CAP SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (1,070)   $          (333)
   Net realized gain (loss) on investments                                              (2,487)            (2,072)
   Change in unrealized appreciation/depreciation of investments                        42,864            (11,932)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   39,307            (14,337)

Contract transactions:
   Transfers of net premiums                                                            76,521             46,288
   Transfers of surrenders and death benefits                                           (6,314)            (4,930)
   Transfers of policy loans                                                            (2,333)              (257)
   Transfers of cost of insurance and other charges                                    (21,846)           (14,740)
   Transfers between subaccounts, including Declared Interest Option account            26,322             46,326
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        72,350             72,687
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                111,657             58,350
Net assets at beginning of period                                                       79,751             21,401
                                                                               ----------------------------------

Net assets at end of period                                                    $       191,408    $        79,751
                                                                               ==================================
                                                                                    FRANKLIN SMALL CAP VALUE
                                                                                      SECURITIES SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $          (792)   $          (285)
   Net realized gain (loss) on investments                                                (636)             1,450
   Change in unrealized appreciation/depreciation of investments                        36,746             (7,755)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   35,318             (6,590)

Contract transactions:
   Transfers of net premiums                                                            59,670             43,616
   Transfers of surrenders and death benefits                                           (4,047)            (4,361)
   Transfers of policy loans                                                              (685)              (517)
   Transfers of cost of insurance and other charges                                    (22,038)           (14,285)
   Transfers between subaccounts, including Declared Interest Option account            18,733             59,140
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        51,633             83,593
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 86,951             77,003
Net assets at beginning of period                                                       84,792              7,789
                                                                               ----------------------------------

Net assets at end of period                                                    $       171,743    $        84,792
                                                                               ==================================

                                                                                    FRANKLIN U.S. GOVERNMENT
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        19,463    $         5,196
   Net realized gain (loss) on investments                                                (230)              (121)
   Change in unrealized appreciation/depreciation of investments                       (14,319)             5,397
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                    4,914             10,472

Contract transactions:
   Transfers of net premiums                                                           158,376             72,224
   Transfers of surrenders and death benefits                                           (9,281)            (4,324)
   Transfers of policy loans                                                            (2,333)                --
   Transfers of cost of insurance and other charges                                    (56,909)           (24,852)
   Transfers between subaccounts, including Declared Interest Option account           185,785            157,935
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       275,638            200,983
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                280,552            211,455
Net assets at beginning of period                                                      240,981             29,526
                                                                               ----------------------------------

Net assets at end of period                                                    $       521,533    $       240,981
                                                                               ==================================

                                                                                    MUTUAL SHARES SECURITIES
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $           113    $           (70)
   Net realized gain (loss) on investments                                              (1,554)             1,092
   Change in unrealized appreciation/depreciation of investments                        32,148            (10,723)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   30,707             (9,721)

Contract transactions:
   Transfers of net premiums                                                            58,829             49,806
   Transfers of surrenders and death benefits                                           (5,880)               (40)
   Transfers of policy loans                                                            (3,777)            (2,550)
   Transfers of cost of insurance and other charges                                    (20,388)           (14,457)
   Transfers between subaccounts, including Declared Interest Option account            25,775             62,582
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        54,559             95,341
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 85,266             85,620
Net assets at beginning of period                                                       98,953             13,333
                                                                               ----------------------------------

Net assets at end of period                                                    $       184,219    $        98,953
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                  TEMPLETON GROWTH SECURITIES
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $           550    $           443
   Net realized gain (loss) on investments                                              (3,388)               201
   Change in unrealized appreciation/depreciation of investments                        28,645             (8,520)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   25,807             (7,876)

Contract transactions:
   Transfers of net premiums                                                            51,075             27,104
   Transfers of surrenders and death benefits                                           (2,058)            (3,556)
   Transfers of policy loans                                                            (1,575)              (198)
   Transfers of cost of insurance and other charges                                    (14,802)            (8,166)
   Transfers between subaccounts, including Declared Interest Option account            21,336             31,204
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        53,976             46,388
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 79,783             38,512
Net assets at beginning of period                                                       48,393              9,881
                                                                               ----------------------------------

Net assets at end of period                                                    $       128,176    $        48,393
                                                                               ==================================

                                                                               FRANKLIN REAL ESTATE
                                                                               --------------------
                                                                                   PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                (DATE OPERATIONS
                                                                                    COMMENCED)
                                                                                     THROUGH
                                                                                   DECEMBER 31,
                                                                                       2003
                                                                               --------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $               (111)
   Net realized gain (loss) on investments                                                      897
   Change in unrealized appreciation/depreciation of investments                              4,865
                                                                               --------------------
Net increase (decrease) in net assets from operations                                         5,651

Contract transactions:
   Transfers of net premiums                                                                 29,433
   Transfers of surrenders and death benefits                                                    --
   Transfers of policy loans                                                                    (42)
   Transfers of cost of insurance and other charges                                          (2,861)
   Transfers between subaccounts, including Declared Interest Option account                 48,001
                                                                               --------------------
Net increase (decrease) in net assets from contract transactions                             74,531
                                                                               --------------------
Total increase (decrease) in net assets                                                      80,182
Net assets at beginning of period                                                                --
                                                                               --------------------

Net assets at end of period                                                    $             80,182
                                                                               ====================

                                                                                    MID-CAP VALUE SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (1,258)   $          (816)
   Net realized gain (loss) on investments                                               1,307              1,272
   Change in unrealized appreciation/depreciation of investments                        58,882               (692)
                                                                               ---------------    ---------------
Net increase (decrease) in net assets from operations                                   58,931               (236)

Contract transactions:
   Transfers of net premiums                                                            88,343             78,461
   Transfers of surrenders and death benefits                                           (2,975)              (192)
   Transfers of policy loans                                                            (2,577)            (1,575)
   Transfers of cost of insurance and other charges                                    (32,378)           (24,820)
   Transfers between subaccounts, including Declared Interest Option account            62,858             77,714
                                                                               ---------------    ---------------
Net increase (decrease) in net assets from contract transactions                       113,271            129,588
                                                                               ---------------    ---------------
Total increase (decrease) in net assets                                                172,202            129,352
Net assets at beginning of period                                                      152,631             23,279
                                                                               ---------------    ---------------

Net assets at end of period                                                    $       324,833    $       152,631
                                                                               ===============    ===============

                                                                                   SMALL COMPANY SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $          (742)   $          (251)
   Net realized gain (loss) on investments                                                (788)              (280)
   Change in unrealized appreciation/depreciation of investments                        28,940             (9,502)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   27,410            (10,033)

Contract transactions:
   Transfers of net premiums                                                            48,794             39,054
   Transfers of surrenders and death benefits                                           (1,537)            (1,022)
   Transfers of policy loans                                                              (665)               (69)
   Transfers of cost of insurance and other charges                                    (15,295)           (11,423)
   Transfers between subaccounts, including Declared Interest Option account            16,981             29,982
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        48,278             56,522
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 75,688             46,489
Net assets at beginning of period                                                       55,062              8,573
                                                                               ----------------------------------

Net assets at end of period                                                    $       130,750    $        55,062
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                        S&P MID-CAP 400
                                                                                        INDEX SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (1,297)   $          (684)
   Net realized gain (loss) on investments                                                 (64)                29
   Change in unrealized appreciation/depreciation of investments                        99,768            (23,912)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   98,407            (24,567)

Contract transactions:
   Transfers of net premiums                                                           187,551            115,594
   Transfers of surrenders and death benefits                                          (21,500)              (724)
   Transfers of policy loans                                                            (5,276)            (1,858)
   Transfers of cost of insurance and other charges                                    (56,831)           (35,103)
   Transfers between subaccounts, including Declared Interest Option account            73,078            132,897
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       177,022            210,806
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                275,429            186,239
Net assets at beginning of period                                                      203,560             17,321
                                                                               ----------------------------------

Net assets at end of period                                                    $       478,989    $       203,560
                                                                               ==================================

                                                                                  NASDAQ 100 INDEX SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (2,532)   $          (948)
   Net realized gain (loss) on investments                                              (5,913)            (3,284)
   Change in unrealized appreciation/depreciation of investments                       114,941            (34,722)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  106,496            (38,954)

Contract transactions:
   Transfers of net premiums                                                           159,077            105,159
   Transfers of surrenders and death benefits                                          (12,267)            (1,179)
   Transfers of policy loans                                                            (6,301)            (4,012)
   Transfers of cost of insurance and other charges                                    (58,839)           (36,703)
   Transfers between subaccounts, including Declared Interest Option account            81,936            111,954
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       163,606            175,219
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                270,102            136,265
Net assets at beginning of period                                                      170,791             34,526
                                                                               ----------------------------------

Net assets at end of period                                                    $       440,893    $       170,791
                                                                               ==================================

                                                                                  RUSSELL 2000 SMALL CAP INDEX
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $          (894)   $          (800)
   Net realized gain (loss) on investments                                                (497)               470
   Change in unrealized appreciation/depreciation of investments                        97,826            (24,999)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   96,435            (25,329)

Contract transactions:
   Transfers of net premiums                                                           131,021             76,044
   Transfers of surrenders and death benefits                                           (8,541)            (1,262)
   Transfers of policy loans                                                            (2,909)            (2,706)
   Transfers of cost of insurance and other charges                                    (39,378)           (22,948)
   Transfers between subaccounts, including Declared Interest Option account            59,119            112,252
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       139,312            161,380
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                235,747            136,051
Net assets at beginning of period                                                      158,643             22,592
                                                                               ----------------------------------

Net assets at end of period                                                    $       394,390    $       158,643
                                                                               ==================================

                                                                                    EQUITY INCOME SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         3,582    $         2,173
   Net realized gain (loss) on investments                                              (1,687)           (11,188)
   Change in unrealized appreciation/depreciation of investments                        97,515            (20,330)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   99,410            (29,345)

Contract transactions:
   Transfers of net premiums                                                           153,031            127,135
   Transfers of surrenders and death benefits                                          (11,679)            (5,455)
   Transfers of policy loans                                                            (7,961)            (1,228)
   Transfers of cost of insurance and other charges                                    (57,988)           (38,015)
   Transfers between subaccounts, including Declared Interest Option account            97,247            187,110
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       172,650            269,547
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                272,060            240,202
Net assets at beginning of period                                                      304,759             64,557
                                                                               ----------------------------------

Net assets at end of period                                                    $       576,819    $       304,759
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                   MID CAP GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (46,419)   $       (40,329)
   Net realized gain (loss) on investments                                              21,820              5,082
   Change in unrealized appreciation/depreciation of investments                     1,694,401         (1,084,318)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,669,802         (1,119,565)

Contract transactions:
   Transfers of net premiums                                                         1,269,554          1,393,602
   Transfers of surrenders and death benefits                                         (139,222)          (150,045)
   Transfers of policy loans                                                           (99,698)           (69,744)
   Transfers of cost of insurance and other charges                                   (597,195)          (609,513)
   Transfers between subaccounts, including Declared Interest Option account            18,175              4,097
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       451,614            568,397
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              2,121,416           (551,168)
Net assets at beginning of period                                                    4,289,595          4,840,763
                                                                               ----------------------------------

Net assets at end of period                                                    $     6,411,011    $     4,289,595
                                                                               ==================================

                                                                                 NEW AMERICA GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (20,520)   $       (17,082)
   Net realized gain (loss) on investments                                             (78,673)           (66,554)
   Change in unrealized appreciation/depreciation of investments                       782,598           (579,212)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  683,405           (662,848)

Contract transactions:
   Transfers of net premiums                                                           712,114            769,498
   Transfers of surrenders and death benefits                                         (100,221)           (89,780)
   Transfers of policy loans                                                           (33,176)           (53,362)
   Transfers of cost of insurance and other charges                                   (276,344)          (270,981)
   Transfers between subaccounts, including Declared Interest Option account             7,895             34,740
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       310,268            390,115
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                993,673           (272,733)
Net assets at beginning of period                                                    1,856,815          2,129,548
                                                                               ----------------------------------
Net assets at end of period                                                    $     2,850,488    $     1,856,815
                                                                               ==================================

                                                                                       PERSONAL STRATEGY
                                                                                      BALANCED SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        56,393    $        59,992
   Net realized gain (loss) on investments                                             (19,370)           (40,881)
   Change in unrealized appreciation/depreciation of investments                       875,735           (327,477)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  912,758           (308,366)

Contract transactions:
   Transfers of net premiums                                                         1,065,703          1,086,040
   Transfers of surrenders and death benefits                                         (128,312)          (181,296)
   Transfers of policy loans                                                           (60,965)           (32,669)
   Transfers of cost of insurance and other charges                                   (473,865)          (461,173)
   Transfers between subaccounts, including Declared Interest Option account            15,176            193,315
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       417,737            604,217
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              1,330,495            295,851
Net assets at beginning of period                                                    3,605,997          3,310,146
                                                                               ----------------------------------

Net assets at end of period                                                    $     4,936,492    $     3,605,997
                                                                               ==================================

                                                                                 INTERNATIONAL STOCK SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         4,846    $         1,255
   Net realized gain (loss) on investments                                             (54,030)           (39,825)
   Change in unrealized appreciation/depreciation of investments                       335,368           (155,981)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  286,184           (194,551)

Contract transactions:
   Transfers of net premiums                                                           306,330            365,379
   Transfers of surrenders and death benefits                                          (30,698)           (36,443)
   Transfers of policy loans                                                           (15,796)           (19,940)
   Transfers of cost of insurance and other charges                                   (119,595)          (124,755)
   Transfers between subaccounts, including Declared Interest Option account           (13,691)           (22,873)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       126,550            161,368
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                412,734            (33,183)
Net assets at beginning of period                                                      889,233            922,416
                                                                               ----------------------------------
Net assets at end of period                                                    $     1,301,967    $       889,233
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies, flexible premium last survivor variable universal life insurance policies and flexible premium variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in thirty-seven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                               INVESTS EXCLUSIVELY IN SHARES OF
-------------------------------------------------------------------------------------------------
                                         American Century Variable Portfolios, Inc.:
Ultra                                       VP Ultra(R) Fund
Vista                                       VP Vista(SM) Fund
                                         Dreyfus Variable Investment Fund:
Appreciation                                Appreciation Portfolio
Developing Leaders (2)                      Developing Leaders Portfolio
Disciplined Stock                           Disciplined Stock Portfolio
Dreyfus Growth & Income                     Growth and Income Portfolio
International Equity                        International Equity Portfolio
Socially Responsible Growth                 The Dreyfus Socially Responsible Growth Fund, Inc.
                                         EquiTrust Variable Insurance Series Fund:
Blue Chip                                   Blue Chip Portfolio
High Grade Bond                             High Grade Bond Portfolio
Managed                                     Managed Portfolio
Money Market                                Money Market Portfolio
Strategic Yield                             Strategic Yield Portfolio
Value Growth                                Value Growth Portfolio
                                         Fidelity Variable Insurance Products Fund:
Contrafund                                  Contrafund(R) Portfolio
Growth                                      Growth Portfolio
Fidelity Growth & Income                    Growth & Income Portfolio
High Income                                 High Income Portfolio
Index 500                                   Index 500 Portfolio
Mid-Cap                                     Mid Cap Portfolio
Overseas                                    Overseas Portfolio
                                         Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap                          Franklin Small Cap Fund
Franklin Small Cap Value Securities         Franklin Small Cap Value Securities Fund
Franklin U.S. Government                    Franklin U.S. Government Fund
Mutual Shares Securities                    Mutual Shares Securities Fund
Templeton Growth Securities                 Templeton Growth Securities Fund
Franklin Real Estate (1)                    Franklin Real Estate Fund
                                         J.P. Morgan Series Trust II:
Mid-Cap Value                               J.P. Morgan Mid Cap Value Portfolio
Small Company                               J.P. Morgan Small Company Portfolio

SUBACCOUNT                               INVESTS EXCLUSIVELY IN SHARES OF
-------------------------------------------------------------------------------------------------
                                         Summit Mutual Funds, Inc.-- Pinnacle Series:
S&P MidCap 400 Index                        S&P MidCap 400 Index Portfolio
NASDAQ 100 Index                            NASDAQ -- 100 Index Portfolio
Russell 2000 Small Cap Index                Russell 2000 Small Cap Index Portfolio
                                         T. Rowe Price Equity Series Inc.:
Equity Income                               Equity Income Portfolio
Mid-Cap Growth                              Mid-Cap Growth Portfolio
New America Growth                          New America Growth Portfolio
Personal Strategy Balanced                  Personal Strategy Balanced Portfolio
                                         T. Rowe Price International Series, Inc.:
International Stock                         International Stock Portfolio

(1)  Commenced operations on May 1, 2003.
(2)  Formerly Dreyfus Small Cap.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option
(DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

PREMIUM EXPENSE CHARGE: Flexible premium variable life insurance policy premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Nonparticipating flexible premium variable life policy and flexible premium last survivor variable universal life policy premiums are reduced by a 7% charge up to the target premium and 2% of each premium in excess of target.

COST OF INSURANCE AND POLICY CHARGES: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $3, $5 and $10 for flexible premium variable life insurance policies, nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account.

During the first year, flexible premium variable life insurance policies are charged a rate per $1,000 (determined by the specified amount and age of the insured) on a monthly basis. Nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies are charged $.05 and $.10, respectively, for every $1,000 of Specified Amount or increase in Specified Amount on a monthly basis for the first year. An additional first-year monthly policy expense charge of $5 and $10 is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies. First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge ($25 for flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies and $10 for nonparticipating flexible premium variable life insurance policies) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies. Surrender charges imposed on flexible premium variable life insurance policies equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6 and 10 policy years for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies, respectively, are imposed on amounts surrendered based on age underwriting class and policy year. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio - 0.20%, High Grade Bond Portfolio - 0.30%, Managed Portfolio - 0.45%, Money Market Portfolio - 0.25%, Strategic Yield Portfolio - 0.45%, and Value Growth Portfolio - 0.45%.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2003:

                                                         COST OF          PROCEEDS
SUBACCOUNT                                              PURCHASES        FROM SALES
--------------------------------------------------------------------------------------
Ultra                                                $        91,597   $        15,161
Vista                                                         44,743            12,413
Appreciation                                                  70,956            12,794
Developing Leaders                                           124,703            11,338
Disciplined Stock                                             41,380             6,640
Dreyfus Growth & Income                                       62,184            17,548
International Equity                                          30,423             8,329
Socially Responsible Growth                                   23,076             5,456
Blue Chip                                                  2,668,001         1,386,421
High Grade Bond                                            1,087,919           509,263
Managed                                                    1,971,055         1,792,456
Money Market                                                 314,321           367,181
Strategic Yield                                            1,131,210           566,098
Value Growth                                               1,481,143         1,272,353
Contrafund                                                   796,035           298,771
Growth                                                     1,530,056           402,410
Fidelity Growth & Income                                     508,562           195,415
High Income                                                   82,802             8,392
Index 500                                                  1,074,776           249,867
Mid-Cap                                                      184,455            16,818
Overseas                                                     306,131            96,946
Franklin Small Cap                                            80,220             8,940
Franklin Small Cap Value Securities                           65,090            14,249
Franklin U.S. Government                                     324,377            29,276
Mutual Shares Securities                                      69,119            14,447
Templeton Growth Securities                                   69,130            14,604
Franklin Real Estate                                         111,461            37,041
Mid-Cap Value                                                124,428            12,415
Small Company                                                 53,964             6,428
S&P MidCap 400 Index                                         204,547            28,822
NASDAQ 100 Index                                             183,641            22,567
Russell 2000 Small Cap Index                                 156,790            18,372
Equity Income                                                199,315            23,083
Mid-Cap Growth                                               658,750           253,555
New America Growth                                           406,309           116,561
Personal Strategy Balanced                                   655,766           178,608
International Stock                                          193,428            60,957
Equity Income                                                199,315            23,083
Mid-Cap Growth                                               658,750           253,555
New America Growth                                           406,309           116,561
Personal Strategy Balanced                                   655,766           178,608
International Stock                                          193,428            60,957

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Transactions in units of each subaccount were as follows for the periods ended December 31, 2003 and 2002:

                                                                          PERIOD ENDED DECEMBER 31
                                           ---------------------------------------------------------------------------------------
                                                              2003                                         2002
                                           ------------------------------------------   ------------------------------------------
                                                                             NET                                          NET
                                                                           INCREASE                                     INCREASE
SUBACCOUNT                                   PURCHASED      REDEEMED      (DECREASE)     PURCHASED       REDEEMED      (DECREASE)
-------------------------------------------------------------------------------------   ------------------------------------------
Ultra                                             9,632          1,452          8,180          9,100          1,064          8,036
Vista                                             4,637          1,247          3,390          4,599            273          4,326
Appreciation                                      7,455          1,317          6,138         10,286            869          9,417
Developing Leaders                               12,538            977         11,561         17,217          1,905         15,312
Disciplined Stock                                 4,577            700          3,877          3,137            333          2,804
Dreyfus Growth & Income                           7,086          1,894          5,192         10,275            573          9,702
International Equity                              2,779            794          1,985          2,556            420          2,136
Socially Responsible Growth                       2,827            691          2,136          4,218            462          3,756
Blue Chip                                        63,105         32,282         30,823         79,262         29,499         49,763
High Grade Bond                                  27,721         17,149         10,572         30,064         11,405         18,659
Managed                                          35,457         48,646        (13,189)        41,315         39,157          2,158
Money Market                                     19,789         22,894         (3,105)        32,329         25,994          6,335
Strategic Yield                                  14,978         16,455         (1,477)        21,225         15,546          5,679
Value Growth                                     55,704         51,904          3,800         68,571         39,349         29,222
Contrafund                                       86,083         27,511         58,572         93,649         23,856         69,793
Growth                                          218,032         49,699        168,333        242,053         29,272        212,781
Fidelity Growth & Income                         58,648         21,242         37,406         62,955         14,809         48,146
High Income                                       6,410            616          5,794          4,367            421          3,946
Index 500                                       136,732         26,947        109,785        148,256         24,472        123,784
Mid-Cap                                          17,412          1,374         16,038         23,156          1,429         21,727
Overseas                                         41,102         11,499         29,603         48,076         13,440         34,636
Franklin Small Cap                                8,689            932          7,757          9,296          1,072          8,224
Franklin Small Cap Value Securities               5,340          1,146          4,194          8,144          1,107          7,037
Franklin U.S. Government                         27,707          2,349         25,358         22,415          3,075         19,340
Mutual Shares Securities                          6,812          1,392          5,420         10,092            546          9,546
Templeton Growth Securities                       7,060          1,516          5,544          5,681          1,153          4,528
Franklin Real Estate                              9,412          3,142          6,270             NA             NA             NA
Mid-Cap Value                                    10,381            932          9,449         12,851            650         12,201
Small Company                                     5,493            612          4,881          5,948            317          5,631
S&P MidCap 400 Index                             18,800          2,356         16,444         21,446          1,408         20,038
Nasdaq 100 Index                                 17,008          1,809         15,199         18,566            891         17,675
Russell 2000 Small Cap Index                     14,299          1,472         12,827         17,475          1,542         15,933
Equity Income                                    19,825          2,005         17,820         35,562          7,631         27,931
Mid-Cap Growth                                   59,478         19,320         40,158         67,544         14,068         53,476
New America Growth                               60,573         14,422         46,151         70,842         12,442         58,400
Personal Strategy Balanced                       54,258         13,759         40,499         83,738         22,545         61,193
International Stock                              26,151          7,858         18,293         31,152          8,942         22,210

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2003, 2002 and 2001, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

                                                      AS OF DECEMBER 31
                                           ------------------------------------------   INVESTMENT
                                                              UNIT                        INCOME         EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Ultra:
  2003                                           17,541   $      10.62   $    186,323             --%          0.90%        (23.78)%
  2002                                            9,361           8.58         80,324           0.31           0.90         (23.39)
  2001(4)                                         1,325          11.20         14,840             --           0.90          12.00
Vista:
  2003                                            9,635          11.36        109,466             --           0.90          40.94
  2002                                            6,245           8.06         50,333             --           0.90         (20.51)
  2001(4)                                         1,919          10.13         19,435             --           0.90           1.30
Appreciation:
  2003                                           17,986          10.38        186,705           1.75           0.90          20.14
  2002                                           11,848           8.64        102,408           1.73           0.90         (17.48)
  2001(4)                                         2,431          10.47         25,455           1.47           0.90           4.70
Developing Leaders:
  2003                                           27,991          11.53        322,659           0.04           0.90          30.58
  2002                                           16,430           8.83        145,096           0.04           0.90         (19.87)
  2001(4)                                         1,118          11.02         12,323           0.46           0.90          10.20
Disciplined Stock:
  2003                                            7,277          10.01         72,824           1.09           0.90          22.52
  2002                                            3,400           8.17         27,793           1.28           0.90         (23.36)
  2001(4)                                           596          10.66          6,357           0.70           0.90           6.60
Dreyfus Growth & Income:
  2003                                           15,995           9.95        159,210           0.88           0.90          25.47
  2002                                           10,803           7.93         85,716           0.79           0.90         (26.03)
  2001(4)                                         1,101          10.72         11,808           0.34           0.90           7.20
International Equity:
  2003                                            4,426          12.53         55,468           5.68           0.90          41.58
  2002                                            2,441           8.85         21,593           4.72           0.90         (16.67)
  2001(4)                                           304          10.62          3,234           1.07           0.90           6.20
Socially Responsible Growth:
  2003                                            6,939           9.07         62,940             --           0.90          24.59
  2002                                            4,803           7.28         34,954           0.03           0.90         (29.73)
  2001(4)                                         1,047          10.36         10,848             --           0.90           3.60
Blue Chip:
  2003                                        1,006,809          39.29     39,552,961           1.52           0.90          24.61
  2002                                          975,986          31.53     30,776,847           1.60           0.90         (19.81)
  2001                                          926,223          39.32     36,417,916           1.51           0.90         (12.08)
High Grade Bond:
  2003                                          299,383          26.28      7,867,565           4.50           0.90           4.49
  2002                                          288,811          25.15      7,263,483           4.92           0.90           7.39
  2001                                          270,152          23.42      6,325,650           6.09           0.90           8.13

                                                       AS OF DECEMBER 31
                                           ------------------------------------------    INVESTMENT
                                                              UNIT                         INCOME        EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Managed:
  2003                                        1,107,975   $      34.73   $ 38,480,676           2.58           0.90          21.65
  2002                                        1,121,164          28.55     32,012,312           3.37           0.90          (2.69)
  2001                                        1,119,006          29.34     32,828,635           4.21           0.90           7.16
Money Market:
  2003                                           75,041          15.55      1,167,187           0.52           0.90          (0.38)
  2002                                           78,146          15.61      1,220,047           1.16           0.90           0.26
  2001                                           71,811          15.57      1,118,209           3.36           0.90           2.64
Strategic Yield:
  2003                                          337,605          30.84     10,410,545           7.06           0.90          10.98
  2002                                          339,082          27.79      9,422,323           7.01           0.90           4.51
  2001                                          333,403          26.59      8,864,112           7.91           0.90           8.27
Value Growth:
  2003                                        1,442,852          23.23     33,518,314           1.41           0.90          29.49
  2002                                        1,439,052          17.94     25,810,601           1.89           0.90         (11.23)
  2001                                        1,409,830          20.21     28,486,188           2.04           0.90           6.03
Contrafund:
  2003                                          699,031          10.50      7,339,575           0.44           0.90          27.27
  2002                                          640,459           8.25      5,281,317           0.79           0.90         (10.13)
  2001                                          570,666           9.18      5,237,887           0.73           0.90         (12.99)
Growth:
  2003                                        1,351,834           8.16     11,031,180           0.25           0.90          31.67
  2002                                        1,183,501           6.20      7,334,666           0.23           0.90         (30.73)
  2001                                          970,720           8.95      8,685,827           0.07           0.90         (18.34)
Fidelity Growth & Income:
  2003                                          429,376           8.90      3,823,209           1.13           0.90          22.62
  2002                                          391,970           7.26      2,845,077           1.30           0.90         (17.31)
  2001                                          343,824           8.78      3,019,964           1.22           0.90          (9.58)
High Income:
  2003                                           10,326          13.35        137,806           4.92           0.90          25.68
  2002                                            4,532          10.62         48,141           5.91           0.90           2.31
  2001(4)                                           586          10.38          6,078             --           0.90           3.80
Index 500:
  2003                                          953,617           8.34      7,949,017           1.38           0.90          27.33
  2002                                          843,832           6.55      5,526,810           1.24           0.90         (22.94)
  2001                                          720,048           8.50      6,120,685           1.05           0.90         (12.91)
Mid-Cap:
  2003                                           40,096          12.89        516,661           0.21           0.90          37.08
  2002                                           24,058           9.40        226,220           0.26           0.90         (10.90)
  2001(4)                                         2,331          10.55         24,580             --           0.90           5.50
Overseas:
  2003                                          269,743           9.24      2,493,678           0.77           0.90          42.02
  2002                                          240,140           6.51      1,562,334           0.75           0.90         (20.90)
  2001                                          205,504           8.23      1,692,315           4.71           0.90         (21.92)

                                                       AS OF DECEMBER 31
                                           ------------------------------------------    INVESTMENT
                                                             UNIT                          INCOME        EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap:
  2003                                           17,905   $      10.69   $    191,408             --           0.90          36.03
  2002                                           10,148           7.86         79,751           0.24           0.90         (29.32)
  2001(4)                                         1,925          11.12         21,401             --           0.90          11.20
Franklin Small Cap Value Securities:
  2003                                           11,865          14.47        171,743           0.20           0.90          30.91
  2002                                            7,671          11.05         84,792           0.36           0.90         (10.09)
  2001(4)                                           634          12.29          7,789             --           0.90          22.90
Franklin U.S. Government:
  2003                                           47,673          10.94        521,533           5.49           0.90           1.31
  2002                                            7,671          11.05         84,792           0.36           0.90         (10.09)
  2001(4)                                           634          12.29          7,789             --           0.90          22.90
Franklin U.S. Government:
  2003                                           47,673          10.94        521,533           5.49           0.90           1.31
  2002                                           22,315          10.80        240,981           4.88           0.90           8.76
  2001(4)                                         2,975           9.93         29,526             --           0.90          (0.70)
Mutual Shares Securities:
  2003                                           16,240          11.34        184,219           0.98           0.90          24.00
  2002                                           10,820           9.15         98,953           0.78           0.90         (12.52)
  2001(4)                                         1,274          10.46         13,333             --           0.90           4.60
Templeton Growth Securities:
  2003                                           10,966          11.69        128,176           1.57           0.90          30.98
  2002                                            5,422           8.93         48,393           2.20           0.90         (19.19)
  2001(4)                                           894          11.05          9,881             --           0.90          10.50
Franklin Real Estate:
  2003                                            6,270          12.79         80,182           0.17           0.90          27.90
Mid-Cap Value:
  2003                                           23,844          13.62        324,833           0.32           0.90          28.45
  2002                                           14,395          10.60        152,631           0.04           0.90          (0.09)
  2001(4)                                         2,194          10.61         23,379             --           0.90           6.10
Small Company:
  2003                                           11,287          11.58        130,750             --           0.90          34.73
  2002                                            6,406           8.60         55,062           0.17           0.90         (22.31)
  2001(4)                                           775          11.07          8,573             --           0.90          10.70
S&P MidCap 400 Index:
  2003                                           38,026          12.60        478,989           0.48           0.90          33.59
  2002                                           21,582           9.43        203,560           0.33           0.90         (15.95)
  2001(4)                                         1,544          11.22         17,321             --           0.90          12.20
NASDAQ 100 Index:
  2003                                           35,404          12.45        440,893             --           0.90          47.29
  2002                                           20,205           8.45        170,791             --           0.90         (38.10)
  2001(4)                                         2,530          13.65         34,526             --           0.90          36.50

                                                        AS OF DECEMBER 31
                                           ------------------------------------------   INVESTMENT
                                                             UNIT                          INCOME        EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Small Cap Index:
  2003                                           30,758   $      12.82   $    394,390           0.53           0.90          44.90
  2002                                           17,931           8.85        158,643           0.12           0.90         (21.75)
  2001(4)                                         1,998          11.31             23           0.34           0.90          13.10
Equity Income:
  2003                                           51,981          11.10        576,819           1.78           0.90          24.42
  2002                                           34,161           8.92        304,759           1.97           0.90         (13.90)
  2001                                            6,230          10.36         64,557           0.66           0.90           3.60
Mid-Cap Growth:
  2003                                          488,505          13.12      6,411,011             --           0.90          37.13
  2002                                          448,347           9.57      4,289,595             --           0.90         (21.94)
  2001                                          394,871          12.26      4,840,763             --           0.90          (1.76)
New America Growth:
  2003                                          361,395           7.89      2,850,488             --           0.90          33.95
  2002                                          315,244           5.89      1,856,815             --           0.90         (28.95)
  2001                                          256,844           8.29      2,129,548             --           0.90         (12.64)
Personal Strategy Balanced:
  2003                                          420,019          11.75      4,936,492           2.26           0.90          23.67
  2002                                          379,520           9.50      3,605,997           2.63           0.90          (8.65)
  2001                                          318,327          10.40      3,310,146           2.96           0.90          (3.26)
International Stock:
  2003                                          157,064           8.29      1,301,967           1.37           0.90          29.37
  2002                                          138,771           6.41        889,233           1.03           0.90         (18.96)
  2001                                          116,561           7.91        922,416           2.22           0.90         (22.98)

(1) These ratios represent the dividends , excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2) These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.
(4)  Subaccount commenced operations on October 1, 2001.
(5)  Subaccount commenced operations on May 1, 2003.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative instruments.

                                                       /s/ Ernst & Young LLP


Des Moines, Iowa
January 30, 2004

                       FARM BUREAU LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DECEMBER 31,
                                                                                    -----------------------------
                                                                                         2003           2002
                                                                                    -------------   -------------
ASSETS
Investments:
   Fixed maturities--available for sale, at market (amortized cost: 2003--
     $3,301,940; 2002--$4,433,097)                                                  $   3,476,977   $   4,636,861
   Equity securities--available for sale, at market (cost: 2003--$55,264; 2002--
     $22,196)                                                                              66,730          21,545
   Mortgage loans on real estate                                                          464,195         483,627
   Investment real estate, less allowances for depreciation of $5,529 in 2003 and
     $4,662 in 2002                                                                        27,800          25,031
   Policy loans                                                                           155,801         178,997
   Other long-term investments                                                              3,958           1,672
   Short-term investments                                                                  19,708          44,463
                                                                                    -------------   -------------
Total investments                                                                       4,215,169       5,392,196

Cash and cash equivalents                                                                 154,828         236,856
Securities and indebtedness of related parties                                             41,656          48,285
Accrued investment income                                                                  38,594          53,606
Amounts receivable from affiliates                                                          3,813           1,103
Reinsurance recoverable                                                                    76,566          95,455
Deferred policy acquisition costs                                                         314,621         469,801
Value of insurance in force acquired                                                       47,327          48,526
Property and equipment, less allowances for depreciation of $11,349 in 2003 and
   $8,647 in 2002                                                                           9,097          11,462
Current income taxes recoverable                                                           34,218           8,839
Goodwill                                                                                    9,939          11,170
Other assets                                                                               12,418          21,089
Assets held in separate accounts                                                          401,053         347,717
                                                                                    -------------   -------------
Total assets                                                                        $   5,359,299   $   6,746,105
                                                                                    =============   =============

                                                                                            DECEMBER 31,
                                                                                    -----------------------------
                                                                                         2003           2002
                                                                                    -------------   -------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy liabilities and accruals:
     Future policy benefits:
       Interest sensitive and index products                                        $   2,376,727   $   3,708,862
        Traditional life insurance and accident and health products                     1,077,439       1,096,995
        Unearned revenue reserve                                                           28,311          30,504
     Other policy claims and benefits                                                      15,406          19,846
                                                                                    -------------   -------------
                                                                                        3,497,883       4,856,207
   Other policyholders' funds:
     Supplementary contracts without life contingencies                                   351,754         321,046
     Advance premiums and other deposits                                                  145,178         125,614
     Accrued dividends                                                                     13,025          15,453
                                                                                    -------------   -------------
                                                                                          509,957         462,113
   Amounts payable to affiliates                                                               --             856
   Short-term debt                                                                             --          40,000
   Deferred income taxes                                                                  117,740          99,573
   Other liabilities                                                                       78,671         136,708
   Liabilities related to separate accounts                                               401,053         347,717
                                                                                    -------------   -------------
Total liabilities                                                                       4,605,304       5,943,174

Minority interest in subsidiaries                                                              20              95

Stockholder's equity:
   Preferred stock, 7 1/2% cumulative, par value $50.00 per share--authorized 6,000
     shares                                                                                    --              --
   Common stock, par value $50.00 per share--authorized 994,000 shares, issued
     and outstanding 50,000 shares                                                          2,500           2,500
   Additional paid-in capital                                                             171,207         146,292
   Accumulated other comprehensive income                                                 107,655          95,195
   Retained earnings                                                                      472,613         558,849
                                                                                    -------------   -------------
Total stockholder's equity                                                                753,975         802,836
                                                                                    -------------   -------------
Total liabilities and stockholder's equity                                          $   5,359,299   $   6,746,105
                                                                                    =============   =============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                -----------------------------------------
                                                                                   2003           2002            2001
                                                                                ----------     ----------      ----------
Revenues:
   Interest sensitive and index product charges                                 $   83,944     $   78,475      $   70,492
   Traditional life insurance premiums                                             129,190        121,999         114,998
   Accident and health premiums                                                        566            493           3,044
   Net investment income                                                           393,248        347,814         285,176
   Derivative income (loss)                                                         17,078        (10,418)            100
   Realized losses on investments                                                   (2,008)       (14,879)        (15,872)
   Other income                                                                      1,372          1,422             610
                                                                                ----------     ----------      ----------
     Total revenues                                                                623,390        524,906         458,548
Benefits and expenses:
   Interest sensitive and index product benefits                                   256,430        208,578         169,272
   Traditional life insurance and accident and health benefits                      75,852         74,728          80,492
   Increase in traditional life and accident and health future policy benefits      32,745         33,262          23,680
   Distributions to participating policyholders                                     27,443         29,540          29,564
   Underwriting, acquisition and insurance expenses                                137,283        106,867          95,089
   Interest expense                                                                    453            684           1,717
   Other expenses                                                                       47             46               7
                                                                                ----------     ----------      ----------
     Total benefits and expenses                                                   530,253        453,705         399,821
                                                                                ----------     ----------      ----------
                                                                                    93,137         71,201          58,727
Income taxes                                                                       (31,322)       (23,091)        (19,073)
Minority interest in earnings of subsidiaries                                            3            (68)             --
Equity income, net of related income taxes                                           5,809            214             254
                                                                                ----------     ----------      ----------
Income before cumulative effect of change in accounting principle                   67,627         48,256          39,908
Cumulative effect of change in accounting for derivative instruments                    --             --             344
                                                                                ----------     ----------      ----------
Net income                                                                      $   67,627     $   48,256      $   40,252
                                                                                ==========     ==========      ==========


SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                               ACCUMULATED
                                                                    ADDITIONAL    OTHER                      TOTAL
                                                          COMMON     PAID-IN   COMPREHENSIVE   RETAINED  STOCKHOLDER'S
                                                          STOCK      CAPITAL   INCOME (LOSS)   EARNINGS     EQUITY
                                                        ---------   ---------  -------------  ---------  -------------
Balance at January 1, 2001                              $   2,500   $  66,307    $ (22,391)   $ 505,341    $ 551,757
   Comprehensive income:
     Net income for 2001                                       --          --           --       40,252       40,252
     Cumulative effect of change in accounting for
       derivative instruments                                  --          --        2,406           --        2,406
     Change in net unrealized investment gains/losses          --          --       59,399           --       59,399
                                                                                                           ---------
   Total comprehensive income                                                                                102,057
   Capital contribution from parent                            --      80,194           --           --       80,194
   Cash dividends paid to parent                               --          --           --      (15,000)     (15,000)
                                                        ---------   ---------   ----------    ---------    ---------
Balance at December 31, 2001                                2,500     146,501       39,414      530,593      719,008
   Comprehensive income:
     Net income for 2002                                       --          --           --       48,256       48,256
     Change in net unrealized investment gains/losses          --          --       55,781           --       55,781
                                                                                                           ---------
   Total comprehensive income                                                                                104,037
   Adjustment resulting from capital transactions
     of equity investee                                        --        (209)          --           --         (209)
   Cash dividends paid to parent                               --          --           --      (20,000)     (20,000)
                                                        ---------   ---------   ----------    ---------    ---------
Balance at December 31, 2002                                2,500     146,292       95,195      558,849      802,836
   Comprehensive income:
     Net income for 2003                                       --          --           --       67,627       67,627
     Change in net unrealized investment gains/losses          --          --       26,355           --       26,355
                                                                                                           ---------
   Total comprehensive income                                                                                 93,982
   Adjustment resulting from capital transactions
     of equity investee                                        --         (85)          --           --          (85)
   Capital contribution from parent                            --      25,000           --           --       25,000
   Cash dividends paid to parent                               --          --           --      (15,000)     (15,000)
   Dividend of EquiTrust Life Insurance Company
     to parent                                                 --          --      (13,895)    (138,863)    (152,758)
                                                        ---------   ---------   ----------    ---------    ---------
Balance at December 31, 2003                            $   2,500   $ 171,207    $ 107,655    $ 472,613    $ 753,975
                                                        =========   =========   ==========    =========    =========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31,
                                                                         -------------------------------------------
                                                                             2003             2002          2001
                                                                         -------------    -----------    -----------
OPERATING ACTIVITIES
Net income                                                               $      67,627    $    48,256    $    40,252
   Adjustments to reconcile net income to net cash provided by operating activities:
       Adjustments related to interest sensitive and index products:
       Interest credited to account balances, excluding bonus interest         202,599        174,687        140,648
       Change in fair value of embedded derivatives                             14,203          1,005          1,153
       Charges for mortality and administration                                (79,989)       (75,658)       (68,884)
       Deferral of unearned revenues                                             1,264          2,159          2,485
       Amortization of unearned revenue reserve                                 (1,763)        (1,978)        (1,465)
   Provision for depreciation and amortization                                 (21,824)        (9,279)         6,797
   Equity income                                                                (5,809)          (214)          (254)
   Realized losses on investments                                                2,008         14,879         15,872
   Increase in traditional life and accident and health benefit
     accruals, net of reinsurance                                               32,973         33,262          8,923
   Policy acquisition costs deferred                                          (116,248)      (151,157)       (76,299)
   Amortization of deferred policy acquisition costs                            48,832         22,681         15,456
   Provision for deferred income taxes                                            (659)        12,277          3,635
   Other                                                                        (5,335)        26,192         12,175
                                                                         -------------    -----------    -----------
Net cash provided by operating activities                                      137,879         97,112        100,494

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities--available for sale                                      1,704,603        931,000        545,760
   Equity securities--available for sale                                         6,439         16,540          7,832
   Mortgage loans on real estate                                                78,884         61,155         27,847
   Investment real estate                                                          632            500          2,296
   Policy loans                                                                 37,621         42,352         41,585
   Other long-term investments                                                       2            216             90
   Short-term investments--net                                                  17,698             --         64,643
                                                                         -------------    -----------    -----------
                                                                             1,845,879      1,051,763        690,053

Acquisition of investments:
   Fixed maturities--available for sale                                     (2,442,029)    (1,897,056)      (853,651)
   Equity securities--available for sale                                        (8,339)        (4,069)        (2,144)
   Mortgage loans on real estate                                              (231,472)      (159,444)       (60,599)
   Investment real estate                                                       (4,720)        (3,104)            --
   Policy loans                                                                (36,171)       (40,295)       (42,155)
   Other long-term investments                                                      (4)            --             --
   Short-term investments--net                                                      --        (24,494)            --
                                                                         -------------    -----------    -----------
                                                                            (2,722,735)    (2,128,462)      (958,549)

                                                                                     YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------------------
                                                                             2003             2002            2001
                                                                         -------------    -------------  ---------------
INVESTING ACTIVITIES (CONTINUED)
Proceeds from disposal, repayments of advances and other
   distributions from equity investees                                   $      13,071    $       6,618  $         5,715
Investments in and advances to equity investees                                (17,437)             (50)          (1,151)
Net cash received in acquisition and coinsurance transaction                        --               --            2,709
Net purchases of property and equipment and other                                   51           (1,900)          (1,337)
                                                                         -------------    -------------  ---------------
Net cash used in investing activities                                         (881,171)      (1,072,031)        (262,560)

FINANCING ACTIVITIES
Receipts from interest sensitive and index products credited
   to policyholder account balances                                          1,117,549        1,258,029          700,217
Return of policyholder account balances on interest sensitive
   and index products                                                         (395,993)        (287,151)        (264,702)
Distributions related to minority interests--net                                   (58)             (36)              --
Capital contribution from parent                                                25,000               --               --
Dividends paid to parent                                                       (85,234)         (20,000)         (15,000)
                                                                         -------------    -------------  ---------------
Net cash provided by financing activities                                      661,264          950,842          420,515
                                                                         -------------    -------------  ---------------
Increase (decrease) in cash and cash equivalents                               (82,028)         (24,077)         258,449
Cash and cash equivalents at beginning of year                                 236,856          260,933            2,484
                                                                         -------------    -------------  ---------------
Cash and cash equivalents at end of year                                 $     154,828    $     236,856  $       260,933
                                                                         =============    =============  ===============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
   Interest                                                              $         476    $         692  $         1,730
   Income taxes                                                                 43,109           18,144            8,245
Non-cash operating activity:
   Deferral of bonus interest credited to account balances                      19,763           19,079            5,241
Non-cash investing activity:
   Transfer of investments from securities and indebtedness
     of related parties to equity securities                                    38,312               --               --
Non-cash financing activity:
   Redemption of short-term debt through issuance of
     funding agreement                                                          40,000               --               --
   Dividend of EquiTrust Life Insurance Company to parent,
     excluding cash and cash equivalents of $70,234:
     Investments                                                             2,113,876               --               --
     Deferred policy acquisition costs                                         256,091               --               --
     Other assets                                                              140,650               --               --
     Policy liabilities and accruals                                        (2,288,112)              --               --
     Other liabilities                                                        (139,981)              --               --

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

On December 31, 2003, we transferred our stock in our wholly-owned subsidiary, EquiTrust Life Insurance Company (EquiTrust), to our parent through an "extraordinary" dividend. The dividend, which was approved by the Iowa Insurance Commissioner, was recorded at $152.7 million, our carrying value for EquiTrust. EquiTrust's net income totaled $14.4 million in 2003, $7.8 million in 2002 and $3.3 million in 2001.

EquiTrust markets variable universal life insurance and variable annuity contracts through alliances with other insurance companies and a regional broker/dealer. In addition, EquiTrust assumes through a coinsurance agreement a percentage of certain business written by American Equity Investment Life Insurance Company (American Equity).

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

ACCOUNTING CHANGES

Effective July 1, 2003, we adopted Statement of Financial Accounting Standards (Statement) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." Statement No. 149 codifies several Derivatives Implementation Group (DIG) issues, including DIG Issue C18, "Scope Exceptions:
Shortest Period Criterion for Applying the Regular-Way Security Trades Exception to When-Issued Securities or Other Securities That Do Not Yet Exist." DIG Issue C18 clarifies the applicability of Statement No. 133 to when-issued securities by holding that the regular-way security trade exception may not be applied to securities which are not settled within the shortest period possible for that security. If settlement does not occur within the shortest period possible, there is deemed to be a forward contract for the purchase of that security which is subject to fair value accounting under Statement No. 133. We occasionally purchase asset-backed securities and agree to settle at a future date, even though the same security or an essentially similar security could be settled at an earlier date. For these securities, any changes in the market value of the security from the trade date through the settlement date are recorded as derivative income (loss) rather than as a component of accumulated other comprehensive income (loss). The adoption of Statement No. 149 resulted in a $0.4 million decrease to net income for 2003.

Effective October 1, 2003, we adopted the DIG's Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether Statement No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, a modified coinsurance agreement where interest on funds withheld is determined by reference to a pool of fixed maturity assets is an example of an arrangement containing embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are to be recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as income or expense. This guidance applies to general account investments supporting EquiTrust's variable alliance business. We have no embedded derivatives pertaining to funds withheld on variable business at December 31, 2003. Net income for 2003 was increased by $0.2 million as a result of adopting DIG B36.

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." Interpretation No. 46 establishes a variable interests model to follow when determining whether or not to consolidate an entity that is not evaluated for consolidation under the traditional voting interests model. This Interpretation generally requires that a company (investee) being evaluated under the variable interests model be consolidated if (a) the investor has decision making powers over the entity--that is, the ability to buy and sell assets or conduct operations or (b) the investor is exposed to the majority of the risks or rewards of the entity. In addition, the Interpretation requires that investments made by related parties be analyzed together in applying the variable interests model. The disclosure provisions of this Interpretation are effective for financial statements issued after January 31, 2003. The consolidation provisions are effective for new transactions entered into after January 31, 2003 and for pre-existing entities as of December 31, 2003. The adoption of the Interpretation did not have a material impact on our consolidated financial statements.

As discussed in the "Goodwill" section that follows, effective January 1, 2002, we changed our method of accounting for goodwill.

Effective January 1, 2001, we adopted Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allowed companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

In addition to the embedded derivatives relating to when-issued security trading noted above, we have the following different forms of derivatives on our consolidated balance sheets which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,

-    interest rate swaps are considered derivatives,

- the rights of an index annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and

- our reinsurance recoverable as it relates to call options purchased to fund returns to index annuity contract holders is considered an embedded derivative.

These derivatives are described more fully in this note under the captions "Investments--Fixed Maturities and Equity Securities," "Investments--Other Investments," "Reinsurance Recoverable" and "Future Policy Benefits." Additional details regarding our interest rate swaps are included in Note 3, "Interest Rate Swaps."

The cumulative effect of adopting these Statements on net income was $0.3 million in 2001. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Upon the adoption of Statement No. 133, we transferred our fixed maturity securities classified as held for investment, formerly recorded at amortized cost, to the available-for-sale category. In connection with this transfer, the securities were marked to market and the corresponding increase in carrying value totaling $2.8 million, net of offsetting adjustments to deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and income taxes, was credited to stockholders' equity.

In June 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." The SOP provides guidance on separate account presentation and valuation, the accounting for sales inducements and the classification and valuation of long-duration contract liabilities. We expect to adopt this SOP when it becomes effective in the first quarter of 2004. While we currently comply with most of the guidance presented in this SOP, we will need to change our method of computing reserves for guaranteed minimum death benefits
(GMDB) associated with our variable annuities. We have not quantified the impact of adoption on our financial statements; however, the impact is not expected to be material due to our limited exposure to GMDBs. Our exposure to GMDBs (GMDB exceeds account value), net of reinsurance ceded, totaled $10.4 million at December 31, 2003. Our recorded reserves for this benefit, which take into account the probability of death before the account value increases to an amount equal to or greater than the GMDB, totaled $0.2 million at December 31, 2003.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are designated as "available for sale" and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property's expected undiscounted cashflows are not sufficient to recover the property's carrying value, an impairment loss is recognized and the property's cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include investment deposits and other miscellaneous investments which are reported at amortized cost.

As described in more detail in Note 3, "Interest Rate Swaps," during 2003 we used interest rate swaps to hedge our exposure to increases in market interest rates on a portion of our annuity product portfolio. The interest rate swaps are carried at fair value on the consolidated balance sheet as either an other long-term investment or other liability. The effective portion of any unrealized gain or loss is recorded in accumulated other comprehensive income. If a portion of the hedges become ineffective, the ineffective portion of any unrealized gain or loss on the interest rate swap will be recorded in earnings as a component of derivative income (loss) as it occurs. The net periodic interest settlement between the interest paid and the interest received under these swaps is recorded as a component of interest sensitive product benefits. Interest sensitive product benefits increased by $1.2 million in 2003 as a result of the net interest paid on the interest rate swaps. There was no ineffectiveness recorded in the consolidated statement of income during 2003.

Securities and indebtedness of related parties include investments in partnerships and corporations over which we may exercise significant influence. These partnerships and corporations operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks, equity securities and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the market values of comparable issues. Market values for the embedded derivatives relating to our when-issued securities trading are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options are based on quoted market prices.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We, through EquiTrust, assume under a coinsurance agreement, certain index annuity contracts issued by American Equity. The call options used to fund the index credits on the index annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the consolidated balance sheets. This component of the reinsurance contract is an embedded derivative and we record our share of the call options at market value. Our share of the call options totaled $17.2 million at December 31, 2002. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss) on our consolidated statements of income. See Note 5, "Reinsurance, Acquisition and Policy Provisions," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

Deferred policy acquisition costs includes certain costs of acquiring new insurance business, principally commissions, first-year bonus interest and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 5.28% in 2003 and 5.78% in 2002.

For participating traditional life insurance and interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $7.2 million at December 31, 2003 and $7.7 million at December 31, 2002, and estimated useful lives that range from two to ten years. Capitalized software costs had a carrying value of $1.9 million at December 31, 2003 and $3.7 million at December 31, 2002, and estimated useful lives that range from two to five years. Depreciation expense was $0.6 million in 2003, $0.4 million in 2002 and $0.2 million in 2001. Amortization expense was $2.2 million in 2003, $2.1 million in 2002 and $1.6 million in 2001.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Effective January 1, 2002, we adopted Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under these Statements, goodwill is not amortized but is subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2003 or December 31, 2002. In addition, we have no intangible assets included as a component of goodwill that require separate accounting.

Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we would have assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001. On a pro forma basis without goodwill amortization, net income for 2001 would have been $41.4 million.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 2.55% to 5.55% in 2003, 3.00% to 6.25% in 2002 and from 3.35% to 6.90% in 2001. For interest sensitive products assumed through coinsurance agreements, interest crediting rates ranged from 3.25% to 12.00% in 2003, 3.50% to 12.00% in 2002 and from 4.80% to 12.00% in 2001. A portion of the interest credited assumed from American Equity ($19.8 million in 2003, $19.1 million in 2002 and $5.2 million in 2001) represents an additional interest credit on first-year premiums, payable until the first contract anniversary date (first-year bonus interest). These amounts have been deferred as policy acquisition costs.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.87% in 2003, 7.47% in 2002 and 7.69% in 2001. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 43% of direct receipts from policyholders during 2003 (2002--41%, 2001--40%) and represented 15% of life insurance in force at December 31, 2003 (2002--15%, 2001--16%). The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on our insurance subsidiaries by guaranty associations in most states in which the subsidiaries are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2003 and December 31, 2002 to cover estimated future assessments on known insolvencies. We had assets totaling $0.2 million at December 31, 2003 and $0.7 million at December 31, 2002 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2003, ($0.1) million in 2002 and $0.2 million in 2001. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2004 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2008. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, changes in the reserves for the embedded derivatives in the index annuities, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME

Unrealized gains and losses on our available-for-sale securities and interest rate swaps are included in accumulated other comprehensive income in stockholder's equity. Also included in comprehensive income for 2001 is $2.4 million relating to the transfer of our fixed maturity securities classified as held for investment to the available-for-sale category. Other comprehensive income excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $1.0 million in 2003, ($7.0) million in 2002 and ($10.0) million in 2001. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling ($0.4) million in 2003, $5.9 million in 2002 and $7.4 million in 2001.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2.   INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                        GROSS           GROSS
                                                                      UNREALIZED      UNREALIZED       ESTIMATED
                                                    AMORTIZED COST      GAINS           LOSSES        MARKET VALUE
                                                    ---------------------------------------------------------------
                                                                       (DOLLARS IN THOUSANDS)
DECEMBER 31, 2003
Bonds:
   United States Government and agencies            $       74,009  $        5,461  $           (5)  $       79,465
   State, municipal and other governments                   99,476           4,926          (1,174)         103,228
   Public utilities                                        117,232           8,028          (1,117)         124,143
   Corporate securities                                  1,265,809         120,181          (6,217)       1,379,773
   Mortgage and asset-backed securities                  1,687,999          44,929          (8,205)       1,724,723
Redeemable preferred stocks                                 57,415           8,230              --           65,645
                                                    ---------------------------------------------------------------
Total fixed maturities                              $    3,301,940  $      191,755  $      (16,718)  $    3,476,977
                                                    ===============================================================
Equity securities                                   $       55,264  $       11,543  $          (77)  $       66,730
                                                    ===============================================================

                                                                        GROSS           GROSS
                                                                      UNREALIZED      UNREALIZED        ESTIMATED
                                                    AMORTIZED COST      GAINS           LOSSES        MARKET VALUE
                                                    ----------------------------------------------------------------
                                                                       (DOLLARS IN THOUSANDS)
DECEMBER 31, 2002
Bonds:
   United States Government and agencies            $      211,434  $        7,168  $       (3,077)  $      215,525
   State, municipal and other governments                   92,440           6,284          (2,024)          96,700
   Public utilities                                        131,246           6,555          (3,942)         133,859
   Corporate securities                                  1,616,171         124,204         (39,411)       1,700,964
   Mortgage and asset-backed securities                  2,324,155         109,528          (5,029)       2,428,654
Redeemable preferred stocks                                 57,651           4,182            (674)          61,159
                                                    ---------------------------------------------------------------
Total fixed maturities                              $    4,433,097  $      257,921  $      (54,157)  $    4,636,861
                                                    ===============================================================
Equity securities                                   $       22,196  $          722  $       (1,373)  $       21,545
                                                    ===============================================================

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                           AMORTIZED      ESTIMATED
                                                                             COST        MARKET VALUE
                                                                        ------------------------------
                                                                             (DOLLARS IN THOUSANDS)
        Due in one year or less                                         $       50,182  $       51,334
        Due after one year through five years                                  288,758         310,263
        Due after five years through ten years                                 403,538         441,356
        Due after ten years                                                    814,048         883,656
                                                                        ------------------------------
                                                                             1,556,526       1,686,609
        Mortgage and asset-backed securities                                 1,687,999       1,724,723
        Redeemable preferred stocks                                             57,415          65,645
                                                                        ------------------------------
                                                                        $    3,301,940  $    3,476,977
                                                                        ==============================

Net unrealized investment gains on fixed maturity and equity securities classified as available for sale and interest rate swaps, recorded directly to stockholder's equity were comprised of the following:

                                                                                  DECEMBER 31,
                                                                        -------------------------------
                                                                              2003            2002
                                                                        -------------------------------
                                                                            (DOLLARS IN THOUSANDS)
     Unrealized appreciation (depreciation) on:
       Fixed maturities--available for sale                             $      175,037   $      203,764
       Equity securities--available for sale                                    11,466             (651)
       Interest rate swaps                                                       2,275               --
                                                                        -------------------------------
                                                                               188,778          203,113
     Adjustments for assumed changes in amortization pattern of:
       Deferred policy acquisition costs                                       (15,513)         (44,494)
       Value of insurance in force acquired                                     (6,973)          (8,914)
       Unearned revenue reserve                                                    847              804
     Provision for deferred income taxes                                       (58,499)         (52,678)
                                                                        -------------------------------
                                                                               108,640           97,831
     Proportionate share of net unrealized investment losses of
       equity investees                                                           (985)          (2,636)
                                                                        -------------------------------
     Net unrealized investment gains                                    $      107,655   $       95,195
                                                                        ===============================

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling ($24.3) million in 2003, $68.4 million in 2002 and $49.8 million in 2001.

The following table sets forth the estimated market value and unrealized losses of securities in an unrealized loss position as of December 31, 2003, listed by the length of time the securities have been in an unrealized loss position:

                                              LESS THAN ONE YEAR            ONE YEAR OR MORE                  TOTAL
                                          --------------------------   --------------------------   --------------------------
                                           ESTIMATED                    ESTIMATED                     ESTIMATED
                                            MARKET       UNREALIZED      MARKET       UNREALIZED       MARKET      UNREALIZED
          DESCRIPTION OF SECURITIES         VALUE          LOSSES        VALUE          LOSSES         VALUE         LOSSES
     -------------------------------------------------------------------------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
     United States Government and
       agencies                           $      2,650  $         (5)  $         --  $         --   $      2,650  $         (5)
     State, municipal and other
       governments                              20,135        (1,017)         5,742          (157)        25,877        (1,174)
     Public utilities                           16,850          (737)         5,950          (380)        22,800        (1,117)
     Corporate securities                       48,509        (1,588)        64,249        (4,629)       112,758        (6,217)
     Mortgage and asset-backed
       securities                              330,192        (8,202)           213            (3)       330,405        (8,205)
                                          ------------------------------------------------------------------------------------
     Total fixed maturities               $    418,336  $    (11,549)  $     76,154  $     (5,169)  $    494,490  $    (16,718)
                                          ====================================================================================

Included in the above table are 92 securities from 60 issuers. Approximately 73.4% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities principally relate to changes in market interest rates or changes in credit spreads since the securities were acquired. Approximately 26.6% of the unrealized losses on fixed maturity securities are on securities that are rated below investment grade. We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

-    historical operating trends;

-    business prospects;

-    status of the industry in which the company operates;

-    analyst ratings on the issuer and sector;

-    quality of management;

-    size of the unrealized loss;

-    length of time the security has been in an unrealized loss position; and

-    our intent and ability to hold the security.

We believe the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and we have the ability and intent to hold these securities until they recover in value or mature.

We also have less than $0.1 million of gross unrealized losses on equity securities with an estimated market value of $0.9 million at December 31, 2003. These equity securities have been in an unrealized loss position for more than one year.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------
                                                      2003             2002            2001
                                                 -----------------------------------------------
                                                             (DOLLARS IN THOUSANDS)
        Balance at beginning of year             $           55   $           55  $          806
        Realized losses (gains)                           3,500               --            (751)
        Sales                                               (55)              --              --
                                                 -----------------------------------------------
        Balance at end of year                   $        3,500   $           55  $           55
                                                 ===============================================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) was $4.9 million at December 31, 2003 and less than $0.1 million at December 31, 2002.

INVESTMENT REAL ESTATE

We have provided an allowance for possible losses against our investment real estate. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                             YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------
                                                      2003             2002            2001
                                                 -----------------------------------------------
                                                             (DOLLARS IN THOUSANDS)
        Balance at beginning of year             $          817   $          817            $ --
        Realized losses                                     218               71             918
        Sales                                               (26)             (71)           (101)
                                                 -----------------------------------------------
        Balance at end of year                   $        1,009   $          817  $          817
                                                 ===============================================

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                             YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------
                                                      2003             2002            2001
                                                 -----------------------------------------------
                                                            (DOLLARS IN THOUSANDS)
        Fixed maturities--available for sale     $      340,619   $      302,970  $      239,670
        Equity securities--available for sale             1,098            1,676           1,811
        Mortgage loans on real estate                    39,220           31,823          27,932
        Investment real estate                            2,187            2,235           2,614
        Policy loans                                     11,274           11,658          11,160
        Other long-term investments                         152              286               1
        Short-term investments, cash and
          cash equivalents                                2,849            4,444           4,557
        Prepayment fee income and other                   7,078            2,720           6,542
                                                 -----------------------------------------------
                                                        404,477          357,812         294,287
        Less investment expenses                        (11,229)          (9,998)         (9,111)
                                                 -----------------------------------------------
        Net investment income                    $      393,248   $      347,814  $      285,176
                                                 ===============================================

Other investment income in 2001 includes $2.5 million earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments and interest rate swaps are summarized below:

                                                             YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------
                                                      2003             2002            2001
                                                 -----------------------------------------------
                                                             (DOLLARS IN THOUSANDS)
     REALIZED
     Fixed maturities--available for sale        $        1,997   $      (12,455) $      (16,766)
     Equity securities--available for sale                 (553)            (377)           (690)
     Mortgage loans on real estate                       (3,453)              29             751
     Investment real estate                                (379)             (71)           (668)
     Short-term investments                                  --               --             130
     Securities and indebtedness of related
       parties                                               --           (2,202)          1,375
     Notes receivable and other                             380              197              (4)
                                                 -----------------------------------------------
     Realized losses on investments              $       (2,008)  $      (14,879) $      (15,872)
                                                 ===============================================
     UNREALIZED
     Fixed maturities--available for sale        $      (28,727)  $      128,602  $       93,729
     Equity securities--available for sale               12,117           (1,365)          2,562
     Interest rate swaps                                  2,275               --              --
                                                 -----------------------------------------------
     Change in unrealized appreciation/
       depreciation of investments               $      (14,335)  $      127,237  $       96,291
                                                 ===============================================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                                         GROSS          GROSS
                                                       AMORTIZED        REALIZED       REALIZED
                                                         COST            GAINS          LOSSES           PROCEEDS
                                                     ---------------------------------------------------------------
                                                                         (DOLLARS IN THOUSANDS)
     YEAR ENDED DECEMBER 31, 2003
     Scheduled principal repayments and calls--
        available for sale                           $    1,515,298  $           --  $           --   $    1,515,298
     Sales--available for sale                              178,128          15,402          (4,225)         189,305
                                                     ---------------------------------------------------------------
          Total                                      $    1,693,426  $       15,402  $       (4,225)  $    1,704,603
                                                     ===============================================================
     YEAR ENDED DECEMBER 31, 2002
     Scheduled principal repayments and calls--
        available for sale                           $      597,790  $           --  $           --   $      597,790
     Sales--available for sale                              318,726          33,131         (18,647)         333,210
                                                     ---------------------------------------------------------------
          Total                                      $      916,516  $       33,131  $      (18,647)  $      931,000
                                                     ===============================================================
     YEAR ENDED DECEMBER 31, 2001
     Scheduled principal repayments and calls--
        available for sale                           $      404,029  $           --  $           --   $      404,029
     Sales--available for sale                              143,954           3,957          (6,180)         141,731
                                                     ---------------------------------------------------------------
          Total                                      $      547,983  $        3,957  $       (6,180)  $      545,760
                                                     ===============================================================

Realized losses on fixed maturities totaling $9.2 million in 2003, $26.9 million in 2002 and $14.5 million in 2001 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities.

Income taxes include a credit of $0.7 million in 2003, $5.2 million in 2002 and $5.6 million in 2001 for the tax effect of realized losses on investments.

VARIABLE INTEREST ENTITIES

We have investments in several variable interest entities for which we are not considered the primary beneficiary. These investments consist of common and preferred stock investments in a company that operates in the broker/ dealer industry and mezzanine commercial real estate loans on three real estate properties. The broker/dealer had revenues totaling less than $31.0 million for 2003 and each real estate project has assets totaling less than $16.0 million at December 31, 2003. Our investments in these entities were made during the period from 1997 to 2003. Our maximum exposure to loss is the carrying value of our investments which totaled $4.1 million for the broker/ dealer and $4.6 million for the mezzanine commercial real estate loans at December 31, 2003. We also participate with several affiliates in a self insurance trust which is also considered a variable interest entity and for which we are not the primary beneficiary. We make contributions to the trust in amounts that equal an estimate of our share of claims incurred during the period. Our exposure to losses for claims incurred prior to December 31, 2003 that have not been funded through contributions to the trust is negligible.

OTHER

We have a common stock investment in American Equity's parent, American Equity Investment Life Holding Company (AEHC), valued at $52.3 million at December 31, 2003 and $26.9 million at December 31, 2002. American Equity underwrites and markets life insurance and annuity products throughout the United States. In December 2003, AEHC completed an initial public offering (IPO). Prior to the IPO, we accounted for AEHC using the equity method and included the investment in the securities and indebtedness of related parties line item on the consolidated balance sheets. Due to the timing of the availability of financial information, we recorded our share of AEHC's results one quarter in arrears. As a result of the IPO, our percentage ownership interest in AEHC decreased and we discontinued applying the equity method of accounting. At December 31, 2003, our investment was carried at market value and was included in the equity securities line item on the consolidated balance sheet.

Summarized financial information for AEHC and our common stock ownership percentage is as follows:

                                                             AS OF OR FOR THE TWELVE-MONTH
                                                               PERIOD ENDED SEPTEMBER 30,
                                                    -----------------------------------------------
                                                         2003             2002            2001
                                                    -----------------------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Total cash and investments                          $    5,816,845   $    4,763,445  $    3,652,481
Total assets                                             6,634,396        5,619,918       4,194,531
Long-term debt                                             132,963           69,876         112,535
Total liabilities                                        6,515,048        5,441,037       4,016,561
Minority interest                                           25,910          100,356          99,894
Total revenues                                             415,597          252,628         145,897
Income from continuing operations                           21,025            6,483           7,653
Net income                                                  21,025            6,483           6,854
Percentage ownership of common stock                          32.1%            32.4%           32.3%

The carrying value of our common stock investment in AEHC included goodwill totaling $4.7 million at December 31, 2002. In addition to the common stock investment, we also own preferred stock issued by AEHC with a carrying value totaling $2.3 million at December 31, 2003 and 2002.

Equity investees distributed to us equity securities with a fair value of less than $0.1 million in 2002 and $2.8 million in 2001. We did not receive any such distributions in 2003.

At December 31, 2003, affidavits of deposits covering investments with a carrying value totaling $3,836.4 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2003, we had committed to provide additional funding for mortgage loans on real estate aggregating $28.7 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2003 include real estate, fixed maturities, equity securities and other long-term investments totaling $10.3 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2003.

3.   INTEREST RATE SWAPS

During 2003, we entered into three interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount totaling $150.0 million. Details regarding the interest rate swaps as of December 31, 2003 are as follows:

 MATURITY     NOTIONAL            RECEIVE           PAY      CARRYING     FAIR
   DATE        AMOUNT              RATE             RATE      VALUE       VALUE
--------------------------------------------------------------------------------
                          (DOLLARS IN THOUSANDS)
5/1/2006     $  50,000        1 month LIBOR*        2.545%   $   (382)   $  (382)
7/1/2008        50,000        1 month LIBOR*        2.579       1,187      1,187
7/1/2008        50,000        1 month LIBOR*        2.465       1,470      1,470
             -------------------------------------------------------------------
             $ 150,000                                       $  2,275    $ 2,275
             ===================================================================

----------
*    London Interbank Offered Rate

These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. We formally document this hedging relationship, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions. We also document our risk management objectives and strategies for undertaking these transactions. The interest rate swap agreements are accounted for as cash flow hedges.

4.   FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Fair values for fixed maturity securities include the embedded derivatives relating to our when-issued securities trading. Fair value for these embedded derivatives is equal to the difference between the fair value of the underlying fixed maturity securities and the original cost.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for investment deposits are generally estimated by discounting expected cash flows using interest rates currently being offered for similar investments. The fair values for interest rate swaps are based on quoted market prices. We are not required to estimate the fair value of our other miscellaneous investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

SHORT-TERM DEBT: The carrying value of short-term debt approximates fair value.

OTHER LIABILITIES: Fair values for interest rate swaps are based on quoted market prices. We are not required to estimate fair value for the remainder of the other liabilities balance.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                            DECEMBER 31,
                                                    ----------------------------------------------------------
                                                                2003                          2002
                                                    ----------------------------  ----------------------------
                                                      CARRYING         FAIR         CARRYING        FAIR
                                                       VALUE           VALUE         VALUE          VALUE
                                                     ----------------------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities--available for sale                $   3,476,977  $   3,476,977  $   4,636,861  $   4,636,861
Equity securities--available for sale                      66,730         66,730         21,545         21,545
Mortgage loans on real estate                             464,195        494,364        483,627        531,498
Policy loans                                              155,801        179,074        178,997        214,793
Other long-term investments                                 3,958          3,958          1,303          1,303
Cash and short-term investments                           174,536        174,536        281,319        281,319
Securities and indebtedness of related parties              4,514          4,514          4,409          4,409
Reinsurance recoverable                                        --             --         17,176         17,176
Assets held in separate accounts                          401,053        401,053        347,717        347,717

LIABILITIES
Future policy benefits                              $   1,663,058  $   1,627,964  $   2,854,685  $   2,656,951
Other policyholders' funds                                495,995        495,995        445,619        445,619
Short-term debt                                                --             --         40,000         40,000
Other liabilities                                             382            382             --             --
Liabilities related to separate accounts                  401,053        392,873        347,717        336,484

5.   REINSURANCE, ACQUISITION AND POLICY PROVISIONS

REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life for business in force at December 31, 2003. We do not use financial or surplus relief reinsurance. Life insurance in force ceded on a consolidated basis totaled $5,809.6 million (18.2% of direct life insurance in force) at December 31, 2003 and $5,363.9 million (17.6% of direct life insurance in force) at December 31, 2002.

In addition to the cession of risks in excess of specific retention limits, we had, through EquiTrust, reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we paid the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return paid us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners paid us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Effective July 1, 2003, we entered into a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 60% of catastrophic losses after other reinsurance and a deductible of $0.7 million. Pool losses are capped at $6.9 million per event. Prior to July 1, 2002, we participated in a reinsurance pool similar to our current arrangement where we were able to cede catastrophic losses after other reinsurance and a deductible of $0.4 million, subject to a pool cap of $125.0 million per event. We incurred losses from this pool totaling $1.6 million in 2001 resulting from the terrorist acts on September 11, 2001. We no longer participate in this pool due to structural changes in the pool, including an increase in the cap on losses.

Effective September 1, 2001, we entered into a 100% coinsurance agreement to reinsure our individual disability income business with an unaffiliated insurer. At September 1, 2001, the related accident and health reserves totaled $14.4 million, deferred policy acquisition costs totaled $0.7 million and value of insurance in force acquired totaled $3.1 million. We settled this transaction by transferring cash and investments equal to the reserves on the business. In addition, we received cash totaling $3.0 million in 2001 as consideration for the business. A loss totaling $0.8 million on this transaction was deferred and is being recognized over the term of the underlying policies.

In total, insurance premiums and product charges have been reduced by $27.8 million in 2003, $26.8 million in 2002 and $22.1 million in 2001 and insurance benefits have been reduced by $15.4 million in 2003, $12.9 million in 2002 and $13.7 million in 2001 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

During 2001, we, through EquiTrust, entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and index annuity business written from August 1, 2001 to December 31, 2001 and 40% of certain annuity business written during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 was accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120.4 million, deferred acquisition costs of $18.3 million and policy liabilities of $138.7 million. Premiums collected on this assumed business, not included in revenues in the consolidated statements of income, totaled $649.5 million in 2003, $837.9 million in 2002 and $280.0 million in the fourth quarter of 2001.

The index annuities assumed guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. A portion of the premium assumed is invested in investment grade fixed income securities to cover our share of the minimum guaranteed value due to the contract holder at the end of the contract term. A portion of the premium received from the contract holder is used to purchase derivatives consisting of call options on the applicable market indexes to fund the index credits due to the equity-indexed annuity contract holders. As described in Note 1, "Significant Accounting Policies--Reinsurance Recoverable," the call options are purchased by and maintained on the books of American Equity and we record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss).

The call options are designed to fund the index credits owed to contract holders who elect to participate in one or more market indices. Prior to 2003, the options purchased were intended to fund the full amount of the annual index credits. During 2003, the methodology for purchasing options was changed, allowing for a decrease in the cost of the options. New options purchased are intended to fund the amount of the annual index credits in excess of the minimum guaranteed interest on the contracts. On the respective anniversary dates of the index annuity contracts, the market index used to compute the annual index credits is reset and new one-year call options are purchased to fund the next annual index credit. American Equity manages the cost of these purchases through the terms of the index annuities, which permit changes to annual participation rates, asset fees, and/or caps, subject to guaranteed minimums. By reducing participation rates and caps, or increasing asset fees, American Equity can limit option costs to budgeted amounts except in cases where the minimum guarantees prevent further reductions in these contract terms.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contact holder's right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next contract anniversary date.

Effective May 1, 2001, we, through EquiTrust, entered into a coinsurance agreement with EMC National Life Company (NTL), formerly known as National Travelers Life Company, whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued on an ongoing basis. Effective October 1, 2003, EquiTrust's coinsurance agreement with NTL was amended so that EquiTrust now assumes 90% of NTL's traditional life, universal life and annuity business in force as of December 31, 2002, with no assumption of new business on an ongoing basis. Assets and liabilities recorded in connection with this agreement as of May 1, 2001, were as follows (dollars in thousands):

ASSETS
Investments                                 $  299,252
Cash                                               340
Deferred policy acquisition costs               32,539
Other assets                                     5,048
                                            ----------
   Total                                    $  337,179
                                            ==========

LIABILITIES
Policy liabilities and accruals             $  324,592
Other policyholder funds                        11,872
Other liabilities                                  715
                                            ----------
   Total                                    $  337,179
                                            ==========

In addition to these reinsurance assumption agreements, we also assumed, through EquiTrust, variable annuity business from American Equity and two other alliance partners through modified coinsurance arrangements. Variable life business is also assumed from one of these partners through a similar modified coinsurance arrangement.

Life insurance in force assumed on a consolidated basis totaled $90.0 million (0.3% of total life insurance in force) at December 31, 2003, $1,999.2 million (7.4% of total life insurance in force) at December 31, 2002 and $3,784.2 million (13.8% of total life insurance in force) at December 31, 2001. In total, premiums and product charges assumed totaled $18.1 million in 2003, $15.8 million in 2002 and $11.3 million in 2001. Insurance benefits assumed totaled $10.4 million in 2003, $10.3 million in 2002 and $9.0 million in 2001.

ACQUISITION

On January 1, 2001, our parent acquired the assets and liabilities of Kansas Farm Bureau Life Insurance Company, Inc. (Kansas Farm Bureau Life) for $80.7 million and immediately contributed net assets totaling $80.2 million to us. The acquisition was accounted for using purchase accounting by our parent. A condensed statement of the assets and liabilities contributed to us as of January 1, 2001, is as follows (dollars in thousands):

ASSETS
Investments                                 $  620,856
Cash                                             2,369
Value of insurance in force acquired            51,865
Goodwill                                         3,539
Other assets                                    16,315
                                            ----------
   Total                                    $  694,944
                                            ==========

LIABILITIES AND PURCHASE PRICE
Policy liabilities and accruals             $  526,391
Other policyholder funds                        76,738
Other liabilities                               11,621
                                            ----------
   Total liabilities                           614,750
Capital contribution                            80,194
                                            ----------
   Total                                    $  694,944
                                            ==========

Acquisition costs totaling $0.7 million have been deferred and included as a component of goodwill. Goodwill was being amortized during 2001 using the straight-line method and a 20-year amortization schedule. As described in Note 1 under "Significant Accounting Policies--Goodwill," beginning in 2002, goodwill is no longer amortized.

POLICY PROVISIONS

An analysis of the value of insurance in force acquired is as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                                        --------------------------------------------
                                                                            2003           2002             2001
                                                                        --------------------------------------------
                                                                                    (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and losses:
   Balance at beginning of year                                         $     57,440    $     59,083    $     13,993
   Addition resulting from acquisition                                            --              --          51,865
   Accretion of interest during the year                                       3,034           3,419           3,886
   Reduction resulting from coinsurance agreement                                 --              --          (3,143)
   Amortization of asset                                                      (6,174)         (5,062)         (7,518)
                                                                        --------------------------------------------
Balance prior to impact of net unrealized investment gains and losses         54,300          57,440          59,083
Impact of net unrealized investment gains and losses                          (6,973)         (8,914)         (8,954)
                                                                        --------------------------------------------
Balance at end of year                                                  $     47,327    $     48,526    $     50,129
                                                                        ============================================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2004--$2.5 million; 2005--$2.4 million; 2006--$2.4 million; 2007--$2.4 million; 2008--$2.3 million; and thereafter, through 2023--$42.3 million.

6.   INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                                          YEAR ENDED DECEMBER 31,
                                                                               --------------------------------------------
                                                                                   2003            2002            2001
                                                                               --------------------------------------------
                                                                                           (DOLLARS IN THOUSANDS)
     Taxes provided in consolidated statements of income on:
       Income before minority interest in earnings of subsidiaries, equity income and cumulative effect of change in accounting principle:
         Current                                                               $     31,981    $     10,814    $     15,438
         Deferred                                                                      (659)         12,277           3,635
                                                                               --------------------------------------------
                                                                                     31,322          23,091          19,073
       Equity income--current                                                         3,127             115             137
       Cumulative effect of change in accounting for derivative
         instruments--deferred                                                           --              --             185
     Taxes provided in consolidated statement of changes in
       stockholder's equity:
       Cumulative effect of change in accounting for derivative
         instruments--deferred                                                           --              --           1,480
       Change in net unrealized investment gains/losses--deferred                    14,203          30,052          31,736
       Adjustment resulting from capital transaction of
         equity investee--deferred                                                      (46)           (113)             --
                                                                               --------------------------------------------
                                                                                     14,157          29,939          33,216
                                                                               ============================================
                                                                               $     48,606    $     53,145    $     52,611
                                                                               ============================================

The effective tax rate on income before income taxes, minority interest in earnings of subsidiaries, equity income and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                                          YEAR ENDED DECEMBER 31,
                                                                               --------------------------------------------
                                                                                   2003            2002            2001
                                                                               --------------------------------------------
                                                                                           (DOLLARS IN THOUSANDS)
     Income before income taxes, minority interest in earnings of subsidiaries, equity income and cumulative effect of change in
       accounting principle                                                    $     93,137    $     71,201    $     58,727
                                                                               ============================================
     Income tax at federal statutory rate (35%)                                $     32,598    $     24,920    $     20,554
     Tax effect (decrease) of:
       Gain on dividend of home office properties                                      (369)           (369)           (369)
       Tax-exempt dividend and interest income                                       (1,167)         (1,192)         (1,068)
       State income taxes                                                               229              25             360
       Other items                                                                       31            (293)           (404)
                                                                               --------------------------------------------
     Income tax expense                                                        $     31,322    $     23,091    $     19,073
                                                                               ============================================

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                       DECEMBER 31,
                                                               ----------------------------
                                                                  2003             2002
                                                               ----------------------------
                                                                  (DOLLARS IN THOUSANDS)
     Deferred income tax liabilities:
       Fixed maturity and equity securities                    $     66,630    $     71,803
       Deferred policy acquisition costs                             85,764         133,228
       Value of insurance in force acquired                          16,564          16,984
       Other                                                         13,118          15,255
                                                               ----------------------------
                                                                    182,076         237,270
     Deferred income tax assets:
       Future policy benefits                                       (44,266)       (110,188)
       Accrued dividends                                             (4,532)         (5,387)
       Accrued pension costs                                        (11,416)        (11,766)
       Other                                                         (4,122)        (10,356)
                                                               ----------------------------
                                                                    (64,336)       (137,697)
                                                               ----------------------------
     Deferred income tax liability                             $    117,740    $     99,573
                                                               ============================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2003 was $12.0 million. Should the policyholders' surplus account exceed the limitation prescribed by federal income tax law, or should distributions be made by us to our stockholder in excess of $483.1 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

7.   CREDIT ARRANGEMENTS

During 2003, our $40.0 million short-term note payable at December 31, 2002 with the Federal Home Loan Bank (FHLB) was restructured into a $40.0 million funding agreement classified in the interest sensitive and index products line on the consolidated balance sheet at December 31, 2003. The funding agreement is due September 12, 2006 and interest on the agreement is charged at a variable rate equal to the London Interbank Offered Rate (LIBOR) plus 0.08% (1.25% at December 31, 2003). At December 31, 2003, fixed maturity securities with a carrying value of $42.9 million are on deposit with the FHLB as collateral for the funding agreement.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8.   RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various multiemployer defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $4.4 million in 2003, $3.5 million in 2002 and $4.2 million in 2001.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Prior to 2002, we contributed FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $0.6 million in 2003 and 2002 and $0.4 million in 2001.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Furthermore, during a portion of 2001 we offered certain retiree health benefits to employees and retirees formerly employed by Kansas Farm Bureau Life. During 2001, we discontinued offering this benefit to active employees and wrote off the related liability. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense (benefit) aggregated less than $0.1 million for 2003 and 2002 and ($0.5) million for 2001.

9.   MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), Kansas Farm Bureau Federation and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We lease office space under an annually renewable lease from Farm Bureau Mutual. Related lease expense totaled $0.6 million in 2003 and $0.3 million in 2002 and 2001.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.2 million in 2003, $4.5 million in 2002 and $2.5 million in 2001.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $3.2 million during 2003, $2.9 million during 2002 and $2.7 million during 2001 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $6.0 million during 2003, $5.3 million during 2002 and $4.3 million during 2001 relating to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $7.1 million in 2003, $7.2 million in 2002 and $6.2 million in 2001 to the property-casualty companies under these arrangements.

We are licensed by the IFBF to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2003 and 2002 and $0.5 million in 2001. The expense set forth above for 2001 is before the recovery of $1.0 million in overpayment of royalties in prior years under the terms of the royalty contract. We have similar arrangements with the Kansas Farm Bureau Federation and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.2 million in 2003, $1.1 million in 2002 and $1.0 million in 2001.

10.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2003, management is not aware of any claims for which a material loss is reasonably possible.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease, as of December 31, 2003, are as follows: 2004--$1.7 million; 2005--$1.7 million; 2000--$1.7 million; 2007--$1.7 million; 2008--$1.9 million and thereafter, through 2013--$8.1 million. Rent expense for the lease totaled $2.5 million in 2003, $2.3 million in 2002 and $2.2 million in 2001. These amounts are net of $1.0 million in 2003, 2002 and 2001 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $9.8 million at December 31, 2003 and $10.8 million at December 31, 2002.

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.0025% (1.17% at December 31, 2003 and 1.42% at December 31,
2002). There was $19.9 million outstanding on the line of credit at December 31, 2003 and $15.6 million at December 31, 2002. Interest income on the line of credit totaled $0.2 million during 2003, $0.3 million during 2002 and $1.2 million during 2001.

We have extended a line of credit in the amount of $10.0 million to EquiTrust. Interest on this agreement is charged at a variable rate equal to the one month LIBOR. There were no borrowings outstanding on the line of credit at December 31, 2003.

We have guaranteed that we will maintain a minimum statutory capitalization level for EquiTrust, sufficient to maintain a favorable risk based capital ratio.

11.  STATUTORY INFORMATION

Our financial statements differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale (carried at fair value) rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets, agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only; (j) the financial statements of subsidiaries are consolidated with those of the insurance subsidiary; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $27.3 million in 2003 and $14.2 million in 2002 and 2001. Our statutory net gain from operations, which excludes realized gains and losses, totaled $38.3 million in 2003 $36.3 million in 2002 and $28.1 million in 2001. Our total statutory capital and surplus was $341.2 million at December 31, 2003 and $391.8 million at December 31, 2002.

Net income (loss) of EquiTrust, as determined in accordance with statutory accounting practices, was $27.8 million in 2003, $10.6 million in 2002 and ($23.0) million in 2001. The net loss for 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Total statutory capital and surplus for EquiTrust was $124.0 million at December 31, 2003 and $78.3 million at December 31, 2002.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. In addition, under the Iowa Insurance Holding Company Act, we may not pay an "extraordinary" dividend without prior notice to and approval by the Iowa Insurance Commissioner. An "extraordinary" dividend is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. On December 31, 2003, we transferred the stock of EquiTrust to FBL Financial Group, Inc. through an "extraordinary" dividend, which was approved by the Iowa Insurance Commissioner. During 2004, we will not be able to distribute dividends to FBL Financial Group, Inc. without further regulatory approval.

12.  SEGMENT INFORMATION

Management analyzes operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) traditional annuity, (2) traditional and universal life insurance and
(3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of fixed annuities, index annuities and supplementary contracts (some of which involve life contingencies). Fixed and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

Financial information concerning our operating segments is as follows.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------------------
                                                                              2003            2002             2001
                                                                         -----------------------------------------------
                                                                                   (DOLLARS IN THOUSANDS)
     Operating revenues:
       Traditional annuity                                               $     257,604    $     176,847    $     128,738
       Traditional and universal life                                          313,021          310,965          295,045
       Variable                                                                 48,757           45,686           40,565
       Corporate and other                                                       6,011            6,205           10,290
                                                                         -----------------------------------------------
                                                                               625,393          539,703          474,638
     Realized losses on investments (A)                                         (2,003)         (14,797)         (16,090)
                                                                         -----------------------------------------------
       Consolidated revenues                                             $     623,390    $     524,906    $     458,548
                                                                         ===============================================

     Net investment income:
       Traditional annuity                                               $     235,277    $     184,969    $     126,784
       Traditional and universal life                                          141,034          146,589          141,611
       Variable                                                                 13,483           11,909           10,198
       Corporate and other                                                       3,454            4,347            6,583
                                                                         -----------------------------------------------
         Consolidated net investment income                              $     393,248    $     347,814    $     285,176
                                                                         ===============================================

     Depreciation and amortization:
       Traditional annuity                                               $     (11,684)   $      (7,156)   $       1,471
       Traditional and universal life                                          (10,430)          (3,011)           3,586
       Variable                                                                   (709)            (109)             428
       Corporate and other                                                         999              997            1,312
                                                                         -----------------------------------------------
         Consolidated depreciation and amortization                      $     (21,824)   $      (9,279)   $       6,797
                                                                         ===============================================

     Pre-tax operating income (loss):
       Traditional annuity                                               $      42,191    $      28,534    $      20,153
       Traditional and universal life                                           53,674           59,530           49,106
       Variable                                                                    201           (2,624)           4,898
       Corporate and other                                                       7,924           (1,217)          (1,170)
                                                                         -----------------------------------------------
                                                                               103,990           84,223           72,987
     Income taxes on operating income                                          (35,120)         (27,674)         (24,064)
     Realized losses on investments, net (A)                                    (1,243)          (8,293)          (9,015)
                                                                         -----------------------------------------------
       Consolidated net income                                           $      67,627    $      48,256    $      39,908
                                                                         ===============================================

     Assets:
       Traditional annuity                                               $   2,111,783    $   3,315,741    $   2,374,426
       Traditional and universal life                                        2,136,185        2,310,128        2,227,505
       Variable                                                                734,916          681,264          633,417
       Corporate and other                                                     222,405          302,527          312,241
                                                                         -----------------------------------------------
                                                                             5,205,289        6,609,660        5,547,589
     Unrealized gains on investments, net (A)                                  164,766          145,573           60,303
     Other classification adjustments                                          (10,756)          (9,128)         (20,354)
                                                                         -----------------------------------------------
       Consolidated assets                                               $   5,359,299    $   6,746,105    $   5,587,538
                                                                         ===============================================

----------
(A) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, value of insurance in force acquired and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Depreciation and amortization are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the corporate and other segment.

Our investment in equity method investees and the related equity income are attributable to the corporate and other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $1,180.7 million in 2003, $1,349.4 million in 2002 and $672.1 million in 2001. Total premiums collected include premiums assumed from American Equity totaling $649.5 million in 2003 ($837.9 million in 2002, $280.0 million in 2001), premiums assumed from NTL totaling $18.7 million in 2003 ($20.8 million in 2002 and $13.3 million in 2001) and premiums written in our Farm Bureau marketing territory totaling $492.5 million in 2003 ($471.7 million in 2002 and $354.2 million in 2001).

Excluding reinsurance assumed, our total life and annuity collected premiums are concentrated in the following core Farm Bureau distribution states: Iowa (2003--29%, 2002--28%, 2001--27%), Kansas (2003--20%, 2002--24%, 2001--21%) and
Oklahoma (2003--9%, 2002--8%, 2001--9%). Premiums collected in these states include premiums on products from all of our product segments.

APPENDIX A

DEATH BENEFIT OPTIONS

     Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

        INCREASING DEATH BENEFIT OPTION EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 X 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 X 2.50).

     Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        LEVEL DEATH BENEFIT OPTION EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 X 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 X 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 X 2.50).

     Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                 ATTAINED AGE                SPECIFIED AMOUNT FACTOR
               -------------------------------------------------------
                 40 or younger                             2.50

                 41                                        2.43

                 42                                        2.36

                 43                                        2.29

                 44                                        2.22

                 45                                        2.15

                 46                                        2.09

                 47                                        2.03

                 48                                        1.97

                 49                                        1.91

                 50                                        1.85

                 51                                        1.78

                 52                                        1.71

                 53                                        1.64

                 54                                        1.57

                 55                                        1.50

                 56                                        1.46

                 57                                        1.42

                 58                                        1.38

                 59                                        1.34

                 60                                        1.30

                 61                                        1.28

                 62                                        1.26

                 63                                        1.24

                 64                                        1.22

                 65                                        1.20

                 66                                        1.19

                 67                                        1.18

                 68                                        1.17

                 69                                        1.16

                 70                                        1.15

                 71                                        1.13

                 72                                        1.11

                 73                                        1.09

                 74                                        1.07

                 75 to 90                                  1.05

                 91                                        1.04

                 92                                        1.03

                 93                                        1.02

                 94 to 114                                 1.01

                 115                                       1.00

APPENDIX B

MAXIMUM SURRENDER CHARGES

     The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

   Male, Non-Tobacco

                                                       POLICY YEAR
   ISSUE AGE                    1         2         3         4         5         6         7+
   ---------                  -----     -----     -----     -----      ----      ----      ----
   10                          3.30      2.75      2.20      1.65      1.10      0.55      0.00
   20                          4.48      3.73      2.98      2.24      1.49      0.65      0.00
   30                          6.29      5.24      4.19      3.14      1.97      0.80      0.00
   40                          9.65      8.04      6.43      4.74      2.64      1.08      0.00
   50                         15.44     12.87     10.30      6.86      3.81      1.55      0.00
   60                         33.71     24.44     16.79     10.64      5.87      2.36      0.00
   70                         34.49     24.52     16.50     10.23      5.51      2.16      0.00
   80                         34.49     23.18     14.70      8.56      4.32      1.58      0.00

   Male, Tobacco

                                                       POLICY YEAR
   ISSUE AGE                    1         2         3         4         5         6         7+
   ---------                  -----     -----     -----     -----      ----      ----      ----
   10                           N/A       N/A       N/A       N/A       N/A       N/A       N/A
   20                          7.20      6.00      4.80      3.27      1.82      0.74      0.00
   30                         10.49      8.74      6.54      4.19      2.33      0.95      0.00
   40                         16.64     13.17      9.12      5.83      3.24      1.32      0.00
   50                         26.80     19.59     13.50      8.59      4.75      1.92      0.00
   60                         34.49     24.80     16.90     10.62      5.80      2.31      0.00
   70                         34.49     24.14     15.99      9.75      5.17      1.99      0.00
   80                         34.49     22.65     14.05      8.00      3.96      1.42      0.00

   Female, Non-Tobacco

                                                       POLICY YEAR
   ISSUE AGE                    1         2         3         4         5         6         7+
   ---------                  -----     -----     -----     -----      ----      ----      ----
   10                          3.18      2.65      2.12      1.59      1.06      0.52      0.00
   20                          3.40      2.83      2.26      1.70      1.13      0.57      0.00
   30                          4.82      4.02      3.22      2.41      1.61      0.74      0.00
   40                          7.19      5.99      4.79      3.59      2.37      0.96      0.00
   50                         10.78      8.98      7.18      5.39      3.29      1.33      0.00
   60                         26.16     20.13     13.89      8.84      4.90      1.98      0.00
   70                         34.49     24.81     16.90     10.61      5.80      2.31      0.00
   80                         34.49     23.76     15.45      9.23      4.78      1.80      0.00

   Female, Tobacco

                                                       POLICY YEAR
   ISSUE AGE                    1         2         3         4         5         6         7+
   ---------                  -----     -----     -----     -----      ----      ----      ----
   10                           N/A       N/A       N/A       N/A       N/A       N/A       N/A
   20                          4.66      3.88      3.10      2.33      1.55      0.65      0.00
   30                          6.84      5.70      4.56      3.42      1.99      0.81      0.00
   40                         10.40      8.67      6.94      4.77      2.66      1.08      0.00
   50                         15.49     12.91     10.33      6.66      3.70      1.50      0.00
   60                         31.03     22.52     15.49      9.83      5.43      2.19      0.00
   70                         34.49     24.68     16.72     10.45      5.67      2.24      0.00
   80                         34.49     23.55     15.19      9.00      4.62      1.72      0.00

   Unisex, Non-Tobacco

                                                       POLICY YEAR
   ISSUE AGE                    1         2         3         4         5         6         7+
   ---------                  -----     -----     -----     -----      ----      ----      ----
   10                          3.30      2.75      2.20      1.65      1.10      0.54      0.00
   20                          4.26      3.55      2.84      2.13      1.42      0.64      0.00
   30                          5.99      4.99      3.99      2.99      1.94      0.79      0.00
   40                          9.14      7.62      6.10      4.57      2.59      1.05      0.00
   50                         14.50     12.08      9.66      6.66      3.70      1.50      0.00
   60                         32.38     23.49     16.15     10.25      5.66      2.28      0.00
   70                         34.49     24.59     16.59     10.32      5.58      2.20      0.00
   80                         34.49     23.34     14.90      8.75      4.45      1.64      0.00

   Unisex, Tobacco

                                                       POLICY YEAR
   ISSUE AGE                    1         2         3         4         5         6         7+
   ---------                  -----     -----     -----     -----      ----      ----      ----
   10                           N/A       N/A       N/A       N/A       N/A       N/A       N/A
   20                          6.68      5.57      4.46      3.18      1.78      0.72      0.00
   30                          9.76      8.13      6.34      4.06      2.26      0.92      0.00
   40                         15.36     12.66      8.77      5.60      3.12      1.27      0.00
   50                         24.41     18.59     12.82      8.16      4.52      1.83      0.00
   60                         34.49     24.85     16.97     10.69      5.86      2.34      0.00
   70                         34.49     24.28     16.18      9.94      5.30      2.06      0.00
   80                         34.49     22.98     14.46      8.36      4.20      1.53      0.00

                                     PART C

                                OTHER INFORMATION


ITEM 26. EXHIBITS


   a. Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)
   b.   None.
   c.   (1) Underwriting Agreement.(3)
        (2) Career Agent's Contract.(3)
        (3) Commission Schedules. (See Exhibit 3(b) above.)(3)
        (4) Paying Agent Agreement(3)
   d.   (1) Policy Form.(5)
        (2) Universal Cost of Living Increase Rider.(5)
        (3) Universal Waiver of Charges Rider.(5)
        (4) Universal Convertible Term Life Insurance Rider.(5)
        (5) Universal Children's Term Life Insurance Rider.(5)
        (6) Death Benefit Guarantee Rider(5)
        (7) Universal Guaranteed Insurability Option Rider.(5)
   e.   (1) Application Form.(5)
        (2) Suitability Supplement.(5)
   f.   (1) Certificate of Incorporation of the Company.(1)
        (2) By-Laws of the Company.(1)
   g. (1) Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(7)
        (2) Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men's Assurance Company of America.(7)
        (3) Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(7)
   h. (1) Participation Agreement relating to Equitrust Variable Insurance Series Fund.(1)
        (2) Participation Agreement relating to Fidelity Variable Insurance Products Fund.(2)
        (2) (a) Amended Schedule to Participation Agreement.(4)
        (3) Participation Agreement relating to Fidelity Variable Insurance Products Fund II.(2)
        (3) (a) Amended Schedule to Participation Agreement.(4)
        (4) Participation Agreement relating to Fidelity Variable Insurance Products Fund III.(2)
        (4) (a) Amended Schedule to Participation Agreement.(4)
        (4) (b) Service Contract.(4)
        (5) Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(2)
        (5) (a) Amended Schedule to Participation Agreement.(4)
        (6) Form of Participation Agreement relating to American Century
            Funds.(4)
        (7) Participation Agreement relating to Dreyfus Funds.(4)
        (7) (a) Form of Amended Schedule to Participation Agreement.(4)
        (8) Participation Agreement relating to Franklin Templeton Funds.(4)
        (9) Participation Agreement relating to JP Morgan Series Trust II.(4)
       (10) Participation Agreement relating to Summit Pinnacle Series.(4)
   i.   None.

   j.   None.

   k.   Opinion and Consent of Stephen M. Morain, Esquire.(8)
   l. Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(8)
   m.   None.
   n.   (1) Consent of Ernst & Young LLP(8)
        (2) Consent of Sutherland Asbill & Brennan LLP(8)
   o.   Financial Statement Schedules.(8)
        Schedule I--Summary of Investments
        Schedule III--Supplementary Insurance Information
        Schedule IV--Reinsurance

   p.   None.
   q. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(6)

----------
(1) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(2) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(3) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(4) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(5) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on August 13, 2002.


(7) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.

(8)   Filed herein.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL BUSINESS
ADDRESS*                                  POSITIONS AND OFFICES
--------------------------------------------------------------------------------
Eric K. Aasmundstad                       Director

Steve L. Baccus                           Director

William C. Bruins                         Director

Al Christopherson                         Director

Alan L. Foutz                             Director

Philip A. Hemesath                        Director

Karen J. Henry                            Director

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                  POSITIONS AND OFFICES
--------------------------------------------------------------------------------------------------
Craig D. Hill                             Director

Leland J. Hogan                           Director

Daniel L. Johnson                         Director

Richard G. Kjerstad                       Director

G. Steven Kouplen                         Director

David R. Machacek                         Director

David L. McClure                          Director

Charles E. Norris                         Director

Keith R. Olsen                            Director

Frank S. Priestley                        Director

Kevin G. Rogers                           Director

Michael S. White                          Director

Craig A. Lang                             President and Director

William J. Oddy                           Chief Executive Officer

Jerry C. Downin                           Senior Vice President and Secretary--Treasurer

Stephen M. Morain                         Senior Vice President and General Counsel

JoAnn Rumelhart                           Executive Vice President

James W. Noyce                            Chief Financial Officer and Chief Administrative Officer

John M. Paule                             Chief Marketing Officer

James P. Brannen                          Vice President-Finance

Douglas W. Gumm                           Vice President--Information Technology

Barbara J. Moore                          Vice President

Lou Ann Sandburg                          Vice President--Investments and Assistant Treasurer

John E. Tatum                             Vice President

Dale Chuha                                Vice President--Business Relationships

Bob Gray                                  Vice President--Agency Development and Training

Paul Grinvalds                            Vice President--Life Administration

David A. McNeill                          Vice President--Assistant General Counsel

Dennis M. Marker                          Vice President--Investment Administration

James M. Mincks                           Vice President--Human Resources

James A. Pugh                             Vice President--Assistant General Counsel

Roland Schobert                           Vice President--Agency

David T. Sebastian                        Vice President--Sales and Business Development

Don Seibel                                Vice President--Accounting

Scott Shuck                               Vice President--Marketing Services

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                  POSITIONS AND OFFICES
---------------------------------------------------------------------------------------------------------
Jim Streck                                Vice President--Life Underwriting/Issue/Alliance Administration

Lynn E. Wilson                            Vice President--Life Sales

Jerry Banaka                              Operations Vice President--MRO

Laura Beebe                               Securities Vice President

Christopher G. Daniels                    Life Product Development and Pricing Vice President,
                                          Illustration Actuary

Jim Dawson                                Regional Sales Vice President

Rich Duryea                               Regional Sales Vice President

Charles T. Happel                         Securities Vice President

Ronnie G. Lee                             Regional Sales Vice President

Randy McCracken                           Regional Sales Vice President

John F. Mottet                            Regional Sales Vice President

Robert J. Rummelhart                      Investment Vice President

Jan Sewright                              Insurance Accounting Vice President

Douglas V. Shelton                        Tax Vice President

Roger PJ Soener                           Investment Vice President, Real Estate

Blake D. Weber                            Sales Services Vice President

Cyrus S. Winters                          Agency Administration Vice President

Rod Bubke                                 Life Financial Vice President and Appointed Actuary


          * The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                            FBL FINANCIAL GROUP, INC.
                                 OWNERSHIP CHART
                                    01/01/04


                                                               FBL Financial
                                                                Group, Inc.
                                                                 (an Iowa
                                                                corporation)
                                                                     |
   ------------------------------------------------------------------
   |                         |                 |                 |
  EquiTrust              Farm Bureau                            FBL
Life Insurance         Life Insurance     FBL Financial       Financial
  Company                 Company         Group Capital     Services, Inc.
  (an Iowa                (an Iowa           Trust            (an Iowa
 corporation)           corporation)     (a wholly-owned     corporation)
(a wholly-owned       (a wholly-owned      subsidiary)      (a wholly-owned
  subsidiary)            subsidiary)                          subsidiary)
                             |                                    |
                            FBL                                   |
                        Real Estate                               |
                       Ventures, Ltd.                             |
                         (an Iowa                                 |
                        corporation)                              |
                      (a wholly-owned                             |
                         subsidiary)                              |-------------------------------------------------------------
                                                                  |                    |               |                  |
                                                                  |                EquiTrust        EquiTrust         EquiTrust
                                                                 FBL               Investment       Marketing         Assigned
                                                               Leasing             Management     Services, LLC        Benefit
                                                             Services, Inc.      Services, Inc.    (a Delaware         Company
                                                               (an Iowa           (a Delaware     limited liability   (an Iowa
                                                             corporation)         corporation)       company)        corporation)
                                                            (a wholly-owned      (a wholly-owned  (a wholly-owned   (a wholly-owned
                                                              subsidiary)          subsidiary)      subsidiary)       subsidiary)
                                                                                       :
                                                                 ........................................
                                                                 |                     :                |
                                                              EquiTrust             EquiTrust        EquiTrust
                                                           Series Fund, Inc.       Money Market     Variable Ins
                                                            (a Maryland               Fund          Series Fund
                                                             corporation)          (a Maryland    (a Massachusetts
                                                                                   corporation)    business trust)

                                                            ................   Management Agreement

ITEM 29. INDEMNIFICATION


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. PRINCIPAL UNDERWRITER


(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of EquiTrust Marketing Services, LLC


NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
---------------------------------------------------------------------------------------------------------
Lynn E. Wilson                              President and Manager

William J. Oddy                             Chief Executive Officer and Manager

James P. Brannen                            Chief Financial Officer and Manager

Jo Ann Rumelhart                            Executive Vice President and Manager

Stephen M. Morain                           Senior Vice President, General Counsel and Manager

James W. Noyce                              Chief Administrative Officer, Treasurer and Manager

John M. Paule                               Chief Marketing Officer and Manager

Lou Ann Sandburg                            Vice President--Investments, Assistant Treasurer and Manager

Dennis M. Marker                            Vice President--Investment Administration and Manager

Robert A. Simons                            Assistant General Counsel, Securities

Kristi Rojohn                               Investment Compliance Vice President and Secretary

Julie M. McGonegle                          Investment Products Vice President

Deborah K. Peters                           Director of Broker/Dealer Compliance and Market Conduct

Susan M. Coombs                             Mutual Fund Accounting Director

Barbara A. Bennett                          Treasury Administrator

Larry J. Patterson                          Vice President

Thomas J. Faulconer                         Indiana OSJ Principal

Rebecca Howe                                Assistant Secretary


          * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant


                                                       (3)
(1)                             (2)              COMPENSATION ON
NAME OF                   NET UNDERWRITING      EVENTS OCCASIONING             (4)                    (5)
PRINCIPAL                   DISCOUNTS AND       THE DEDUCTION OF A          BROKERAGE                OTHER
UNDERWRITER                  COMMISSIONS        DEFERRED SALES LOAD        COMMISSIONS            COMPENSATION*
-----------------------------------------------------------------------------------------------------------------
EquiTrust Marketing
Services, LLC                $ 6,069,890                NA                     NA                  $ 164,625



     * Registered representative fees.

ITEM 31. LOCATION OF BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.


ITEM 32. MANAGEMENT SERVICES


All management contracts are discussed in Part A or Part B of this registration statement.


ITEM 33. FEE REPRESENTATION


The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 26th day of April, 2004.


                                        FARM BUREAU LIFE VARIABLE ACCOUNT

                                        By:        /s/ CRAIG A. LANG
                                             -----------------------------------
                                                     Craig A. Lang
                                                       PRESIDENT
                                              Farm Bureau Life Insurance Company

                                        FARM BUREAU LIFE INSURANCE COMPANY

                                        By:        /s/ CRAIG A. LANG
                                             -----------------------------------
                                                     Craig A. Lang
                                                       PRESIDENT
                                              Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


                   SIGNATURE                                        TITLE                             DATE
                   ---------                                        -----                             ----
               /s/ CRAIG A. LANG                 President and Director [Principal
----------------------------------------------    Executive Officer]                             April 26, 2004
                 Craig A. Lang

              /s/ JERRY C. DOWNIN                Senior Vice President and
----------------------------------------------    Secretary-Treasurer                            April 26, 2004
                Jerry C. Downin                   [Principal Financial Officer]

              /s/ JAMES W. NOYCE                 Chief Financial Officer [Principal
----------------------------------------------    Accounting Officer]                            April 26, 2004
                James W. Noyce

                       *
----------------------------------------------   Director                                        April 26, 2004
              Eric K. Aasmundstad

                       *
----------------------------------------------   Director                                        April 26, 2004
                Steve L. Baccus

                       *
----------------------------------------------   Director                                        April 26, 2004
               William C. Bruins

                       *
----------------------------------------------   Director                                        April 26, 2004
               Al Christopherson

                       *
----------------------------------------------   Director                                        April 26, 2004
                 Alan L. Foutz

                   SIGNATURE                                        TITLE                             DATE
                   ---------                                        -----                             ----
                       *
----------------------------------------------   Director                                        April 26, 2004
                Philip A. Hemesath

                       *
----------------------------------------------   Director                                        April 26, 2004
                 Karen J. Henry

                       *
----------------------------------------------   Director                                        April 26, 2004
                 Craig D. Hill

                       *
----------------------------------------------   Director                                        April 26, 2004
                 Leland J. Hogan

                       *
----------------------------------------------   Director                                        April 26, 2004
                Daniel L. Johnson

                       *
----------------------------------------------   Director                                        April 26, 2004
               Richard G. Kjerstad

                       *
----------------------------------------------   Director                                        April 26, 2004
                G. Steven Kouplen

                       *
----------------------------------------------   Director                                        April 26, 2004
                David R. Machacek

                       *
----------------------------------------------   Director                                        April 26, 2004
                David L. McClure

                       *
----------------------------------------------   Director                                        April 26, 2004
                Charles E. Norris

                       *
----------------------------------------------   Director                                        April 26, 2004
                 Keith R. Olsen

                       *
----------------------------------------------   Director                                        April 26, 2004
               Frank S. Priestley

                       *
----------------------------------------------   Director                                        April 26, 2004
                 Kevin G. Rogers

                       *
----------------------------------------------   Director                                        April 26, 2004
                Michael S. White


*By:           /s/ STEPHEN M. MORAIN
     -----------------------------------------
                 Stephen M. Morain
                 ATTORNEY-IN-FACT
          PURSUANT TO POWER OF ATTORNEY.